Exhibit 99.2

Statistical Supplement Package

(unaudited)

First Quarter 2017

Ameriprise Financial, Inc.

Statistical Supplement Information

Table of Contents

Page
Ameriprise Financial, Inc.
Statistical Supplement Presentation	4
Consolidated GAAP Income Statements	5
Consolidated Operating Results and Highlights	6
Common Share and Capital Summary	8
Segment Summary	10
Advice & Wealth Management Segment
Segment Operating Income Statements	12
Segment Metrics	13
Asset Management Segment
Segment Operating Income Statements	15
Segment Metrics	16
Global Asset Management Products	17
Retail Fund Performance - Columbia	18
Retail Fund Performance - Threadneedle	19
Annuities Segment
Segment Operating Income Statements	21
Segment Metrics	22
Protection Segment
Segment Operating Income Statements	24
Segment Metrics	25
Corporate & Other Segment
Segment Operating Income Statements	27
Eliminations
Operating Income Statements	28
Balance Sheet and Ratings Information
Consolidated Balance Sheets	30
Capital and Ratings Information	31
Investments	32
Non-GAAP Financial Information	33
Glossary of Selected Terminology
Glossary of Selected Terminology - Segments	34
Glossary of Selected Terminology	35
Exhibit A
Disclosed Items	38
Exhibit B
Corporate & Other Segment Details	44
Exhibit C
Non-GAAP Financial Measure Reconciliations	47

Statistical Supplement Package

(unaudited)

First Quarter 2017

Consolidated Results

Ameriprise Financial, Inc.

Statistical Supplement Presentation

First Quarter 2017

Ameriprise Financial, Inc. (“Ameriprise Financial” or “the Company”) prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”). Management believes that operating measures, which exclude net realized investment gains or losses, net of deferred sales inducement costs (“DSIC”) and deferred acquisition costs (“DAC”) amortization, unearned revenue amortization and the reinsurance accrual; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration and restructuring charges; income (loss) from discontinued operations; and the impact of consolidating certain investment entities (“CIEs”), best reflect the underlying performance of our core operations and facilitate a more meaningful trend analysis. The Company also uses a number of non-GAAP financial measures to evaluate its financial performance on a basis comparable to that used by some securities analysts and investors. However, these measures are not a substitute for GAAP. Therefore, reconciliations to GAAP measures are provided on page 6 and in Exhibit C “Non-GAAP Financial Measure Reconciliations” on pages 47 and 48.

The market impact on variable annuity guaranteed benefits and indexed universal life benefits includes changes in liability values caused by changes in financial market conditions, net of changes in economic hedge values.  The market impact also includes certain valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), including the impact on liability values of discounting projected benefits to reflect a current estimate of RiverSource Life Insurance Company’s nonperformance spread.  Further, the market impact is net of related impacts on DAC, DSIC and unearned revenue amortization as well as a reinsurance accrual for indexed universal life.  The market impact relates to guaranteed minimum accumulation benefits, non-life contingent guaranteed minimum withdrawal benefits and indexed universal life benefits accounted for at fair value as embedded derivatives.

Operating earnings is the measure of segment profit or loss management uses to evaluate segment performance.  Operating earnings should not be viewed as a substitute for GAAP income from continuing operations before income tax provision.  Management believes the presentation of segment operating earnings as we measure it for management purposes enhances the understanding of our business by reflecting the underlying performance of our core operations and facilitating a more meaningful trend analysis.

In addition, management uses adjusted net pretax operating margin in the Asset Management segment to evaluate segment performance on a basis comparable to other asset managers.  In the Asset Management segment, operating revenues are adjusted to exclude distribution pass through revenues and subadvisory and other pass through revenues, and operating earnings are adjusted to exclude operating net investment income and amortization of intangibles.

Ameriprise Financial, Inc.

Consolidated GAAP Income Statements

First Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions, except per share amounts, unaudited)	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	1 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$1,386	$1,439	$1,464	$1,489	$1,482	$1,386	$1,482	$96	7%	$96	7%	$(7)	—
Distribution fees	435	448	455	457	443	435	443	8	2%	8	2%	(14)	(3)%
Net investment income	331	372	387	486	391	331	391	60	18%	60	18%	(95)	(20)%
Premiums	368	372	374	377	339	368	339	(29)	(8)%	(29)	(8)%	(38)	(10)%
Other revenues	254	248	330	263	256	254	256	2	1%	2	1%	(7)	(3)%
Total revenues	2,774	2,879	3,010	3,072	2,911	2,774	2,911	137	5%	137	5%	(161)	(5)%
Banking and deposit interest expense	9	8	12	10	10	9	10	1	11%	1	11%	—	—
Total net revenues	2,765	2,871	2,998	3,062	2,901	2,765	2,901	136	5%	136	5%	(161)	(5)%

Expenses
Distribution expenses	770	803	798	831	823	770	823	53	7%	53	7%	(8)	(1)%
Interest credited to fixed accounts	146	158	161	158	162	146	162	16	11%	16	11%	4	3%
Benefits, claims, losses and settlement expenses	482	597	855	712	567	482	567	85	18%	85	18%	(145)	(20)%
Amortization of deferred acquisition costs	110	87	163	55	72	110	72	(38)	(35)%	(38)	(35)%	17	31%
Interest and debt expense	55	53	52	81	50	55	50	(5)	(9)%	(5)	(9)%	(31)	(38)%
General and administrative expense	727	763	731	756	752	727	752	25	3%	25	3%	(4)	(1)%
Total expenses	2,290	2,461	2,760	2,593	2,426	2,290	2,426	136	6%	136	6%	(167)	(6)%

Pretax income	475	410	238	469	475	475	475	—	—	—	—	6	1%
Income tax provision	111	75	23	69	72	111	72	(39)	(35)%	(39)	(35)%	3	4%
Net income	$364	$335	$215	$400	$403	$364	$403	$39	11%	$39	11%	$3	1%

Net Investment Income
Investment income on fixed maturities	$343	$343	$342	$340	$337	$343	$337	$(6)	(2)%	$(6)	(2)%	$(3)	(1)%
Realized investment gains (losses)	(16)	5	6	11	17	(16)	17	33	#	33	#	6	55%
Affordable housing	(7)	(11)	(17)	(9)	(12)	(7)	(12)	(5)	(71)%	(5)	(71)%	(3)	(33)%
Other (including seed money)	(17)	5	25	78	24	(17)	24	41	#	41	#	(54)	(69)%
Consolidated investment entities	28	30	31	66	25	28	25	(3)	(11)%	(3)	(11)%	(41)	(62)%
Total net investment income	$331	$372	$387	$486	$391	$331	$391	$60	18%	$60	18%	$(95)	(20)%

Earnings Per Share
Basic earnings per share	$2.11	$1.99	$1.31	$2.49	$2.56	$2.11	$2.56	$0.45	21%	$0.45	21%	$0.07	3%
Earnings per diluted share	$2.09	$1.97	$1.30	$2.46	$2.52	$2.09	$2.52	$0.43	21%	$0.43	21%	$0.06	2%
Earnings per diluted share growth	0.5%	(11.7)%	(40.1)%	23.0%	20.6%	0.5%	20.6%	20.1%		20.1%		(2.4)%

Weighted average common shares outstanding
Basic weighted average common shares outstanding	172.6	168.3	164.0	160.4	157.5	172.6	157.5	(15.1)	(9)%	(15.1)	(9)%	(2.9)	(2)%
Effect of potentially dilutive nonqualified stock options and other share-based awards	1.8	1.8	1.8	2.0	2.6	1.8	2.6	0.8	44%	0.8	44%	0.6	30%
Diluted weighted average common shares outstanding	174.4	170.1	165.8	162.4	160.1	174.4	160.1	(14.3)	(8)%	(14.3)	(8)%	(2.3)	(1)%

Metrics
Net revenue growth	(9.4)%	(8.2)%	3.9%	(1.3)%	4.9%	(9.4)%	4.9%	14.3%		14.3%		6.2%
Pretax income margin	17.2%	14.3%	7.9%	15.3%	16.4%	17.2%	16.4%	(0.8)%		(0.8)%		1.1%
Effective tax rate	23.3%	18.4%	9.7%	14.5%	15.2%	23.3%	15.2%	(8.1)%		(8.1)%		0.7%

Ameriprise Financial shareholders’ equity / outstanding shares (1)	$41.50	$42.60	$41.76	$39.70	$39.81	$41.50	$39.81	$(1.69)	(4)%	$(1.69)	(4)%	$0.11	—
Ameriprise Financial shareholders’ equity excluding AOCI / outstanding shares (2)(3)	$38.90	$38.75	$38.09	$38.44	$38.41	$38.90	$38.41	$(0.49)	(1)%	$(0.49)	(1)%	$(0.03)	—

(1) Calculated as Ameriprise Financial shareholders’ equity divided by common shares outstanding plus common stock equivalents outstanding at period end.

(2) Calculated as Ameriprise Financial shareholders’ equity excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3) See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on pages 47 and 48.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Consolidated Operating Results and Highlights

First Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions except per share amounts, unaudited)	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	1 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%

Revenues
Total net revenues	$2,765	$2,871	$2,998	$3,062	$2,901	$2,765	$2,901	$136	5%	$136	5%	$(161)	(5)%
Less revenues attributable to the CIEs	24	26	27	51	22	24	22	(2)	(8)%	(2)	(8)%	(29)	(57)%
Less net realized investment gains (losses) (1)	(16)	5	6	11	17	(16)	17	33	#	33	#	6	55%
Less market impact on indexed universal life benefits (1)	9	3	6	6	1	9	1	(8)	(89)%	(8)	(89)%	(5)	(83)%
Less market impact of hedges on investments	(40)	(19)	5	57	1	(40)	1	41	#	41	#	(56)	(98)%
Operating total net revenues (2)	$2,788	$2,856	$2,954	$2,937	$2,860	$2,788	$2,860	$72	3%	$72	3%	$(77)	(3)%

Earnings
Net income	$364	$335	$215	$400	$403	$364	$403	$39	11%	$39	11%	$3	1%
Less net income (loss) attributable to the CIEs	(1)	—	—	(1)	1	(1)	1	2	#	2	#	2	#
Market impact on variable annuity guaranteed benefits (1)(3)	(17)	58	37	138	63	(17)	63	80	#	80	#	(75)	(54)%
Market impact on indexed universal life benefits (1)(3)	(19)	(5)	(7)	(5)	—	(19)	—	19	#	19	#	5	#
Market impact of hedges on investments (3)	40	19	(5)	(57)	(1)	40	(1)	(41)	#	(41)	#	56	98%
Less net realized investment gains (losses) (1)(3)	(16)	5	6	11	16	(16)	16	32	#	32	#	5	45%
Tax effect of adjustments (4)	(7)	(23)	(7)	(23)	(16)	(7)	(16)	(9)	#	(9)	#	7	30%
Operating earnings (2)	$378	$379	$227	$443	$432	$378	$432	$54	14%	$54	14%	$(11)	(2)%

Pretax Earnings
Pretax income	$475	$410	$238	$469	$475	$475	$475	$—	—	$—	—	$6	1%
Less pretax income (loss) attributable to the CIEs	(2)	1	—	(1)	1	(2)	1	3	#	3	#	2	#
Market impact on variable annuity guaranteed benefits (1)	(17)	58	37	138	63	(17)	63	80	#	80	#	(75)	(54)%
Market impact on indexed universal life benefits (1)	(19)	(5)	(7)	(5)	—	(19)	—	19	#	19	#	5	#
Market impact of hedges on investments	40	19	(5)	(57)	(1)	40	(1)	(41)	#	(41)	#	56	98%
Less net realized investment gains (losses) (1)	(16)	5	6	11	16	(16)	16	32	#	32	#	5	45%
Pretax operating earnings (2)	$497	$476	$257	$535	$520	$497	$520	$23	5%	$23	5%	$(15)	(3)%

Pretax Operating Margin (2)(5)	17.8%	16.7%	8.7%	18.2%	18.2%	17.8%	18.2%	0.4%		0.4%		—

Operating Effective Tax Rate (2)(6)	23.9%	20.4%	11.7%	17.2%	16.9%	23.9%	16.9%	(7.0)%		(7.0)%		(0.3)%

Weighted Average Common Shares Outstanding
Basic	172.6	168.3	164.0	160.4	157.5	172.6	157.5	(15.1)	(9)%	(15.1)	(9)%	(2.9)	(2)%
Diluted	174.4	170.1	165.8	162.4	160.1	174.4	160.1	(14.3)	(8)%	(14.3)	(8)%	(2.3)	(1)%

Operating Earnings Per Share (2)
Basic operating earnings per share	$2.19	$2.25	$1.38	$2.76	$2.74	$2.19	$2.74	$0.55	25%	$0.55	25%	$(0.02)	(1)%
Operating earnings per diluted share	$2.17	$2.23	$1.37	$2.73	$2.70	$2.17	$2.70	$0.53	24%	$0.53	24%	$(0.03)	(1)%

Return on Equity
Return on equity excluding AOCI (2)(6)	21.6%	21.1%	19.1%	20.4%	21.6%	21.6%	21.6%	—		—		1.2%
Operating return on equity excluding AOCI (2)(6)	24.3%	24.0%	21.6%	22.2%	23.6%	24.3%	23.6%	(0.7)%		(0.7)%		1.4%

(1)  Operating adjustments for net realized investment gains (losses), market impact on indexed universal life benefits and market impact on variable annuity guaranteed benefits are net of the following impacts, as applicable:  hedges, DAC and DSIC amortization, unearned revenue amortization and the reinsurance accrual.

(2)  See non-GAAP financial information on pg 33.

(3)  Pretax operating adjustments

(4)  Calculated using the statutory tax rate of 35%.

(5)  Defined as pretax operating earnings as a percentage of operating total net revenues.

(6)  Non-GAAP financial measure reconciliations can be found on pg 47.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Consolidated Operating Results and Highlights

First Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions except per share amounts, headcount and where noted, unaudited)	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	1 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%
Book Value
Ameriprise Financial shareholders’ equity excluding CIEs / outstanding shares (1)(2)	$41.49	$42.60	$41.76	$39.70	$39.81	$41.49	$39.81	$(1.68)	(4)%	$(1.68)	(4)%	$0.11	—
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI / outstanding shares (1)(3)	$38.90	$38.75	$38.09	$38.44	$38.41	$38.90	$38.41	$(0.49)	(1)%	$(0.49)	(1)%	$(0.03)	—

Operating Metrics
Operating total net revenue growth: Target 6 - 8%	(3.8)%	(4.3)%	2.7%	(1.4)%	2.6%	(3.8)%	2.6%	6.4%		6.4%		4.0%
Operating earnings per diluted share growth: Target 12 - 15%	(0.5)%	(4.3)%	(41.7)%	10.5%	24.4%	(0.5)%	24.4%	24.9%		24.9%		13.9%
Operating return on equity excluding AOCI: Target 19 - 23% (1)	24.3%	24.0%	21.6%	22.2%	23.6%	24.3%	23.6%	(0.7)%		(0.7)%		1.4%

Debt to Capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	27.5%	25.8%	30.2%	31.7%	31.9%	27.5%	31.9%	4.4%		4.4%		0.2%

Goodwill and Intangible Assets	$1,965	$1,936	$1,939	$1,924	$1,924	$1,965	$1,924	$(41)	(2)%	$(41)	(2)%	$—	—

Assets Under Management and Administration
Advice & Wealth Management AUM	$182,276	$188,590	$196,186	$199,712	$211,740	$182,276	$211,740	$29,464	16%	$29,464	16%	$12,028	6%
Asset Management AUM	464,059	459,577	467,770	454,413	467,031	464,059	467,031	2,972	1%	2,972	1%	12,618	3%
Corporate AUM	372	367	354	346	331	372	331	(41)	(11)%	(41)	(11)%	(15)	(4)%
Eliminations	(23,087)	(24,056)	(24,737)	(24,841)	(24,681)	(23,087)	(24,681)	(1,594)	(7)%	(1,594)	(7)%	160	1%
Total Assets Under Management	623,620	624,478	639,573	629,630	654,421	623,620	654,421	30,801	5%	30,801	5%	24,791	4%
Total Assets Under Administration	149,113	152,107	156,072	157,742	163,165	149,113	163,165	14,052	9%	14,052	9%	5,423	3%
Total AUM and AUA	$772,733	$776,585	$795,645	$787,372	$817,586	$772,733	$817,586	$44,853	6%	$44,853	6%	$30,214	4%

Business Metrics
Total Ameriprise client assets	$451,417	$461,740	$475,662	$479,209	$498,907	$451,417	$498,907	$47,490	11%	$47,490	11%	$19,698	4%
Total branded financial advisors	9,766	9,758	9,747	9,675	9,668	9,766	9,668	(98)	(1)%	(98)	(1)%	(7)	—

Net Flows and Net Deposits
Branded advisor wrap	$1,829	$2,294	$2,751	$3,310	$3,944	$1,829	$3,944	$2,115	#	$2,115	#	$634	19%
Asset Management	(7,465)	(4,726)	(4,349)	(2,095)	(5,629)	(7,465)	(5,629)	1,836	25%	1,836	25%	(3,534)	#
Annuities	(560)	(768)	(890)	(983)	(1,336)	(560)	(1,336)	(776)	#	(776)	#	(353)	(36)%
Variable universal life / Universal life	(48)	(61)	(57)	(33)	(74)	(48)	(74)	(26)	(54)%	(26)	(54)%	(41)	#

S&P 500
Daily average	1,952	2,074	2,161	2,185	2,324	1,952	2,324	372	19%	372	19%	139	6%
Period end	2,060	2,099	2,168	2,239	2,363	2,060	2,363	303	15%	303	15%	124	6%

Weighted Equity Index (WEI) (4)
Daily average	1,428	1,516	1,579	1,596	1,695	1,428	1,695	267	19%	267	19%	99	6%
Period end	1,506	1,527	1,591	1,637	1,724	1,506	1,724	218	14%	218	14%	87	5%

(1)  See non-GAAP financial information on pg 33.  Non-GAAP financial measure reconciliations can be found on pages 47 and 48.

(2)  Calculated as Ameriprise Financial shareholders’ equity excluding CIEs divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3)  Calculated as Ameriprise Financial shareholders’ equity excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(4)  Weighted Equity Index is an Ameriprise calculated proxy for equity market movements calculated using a weighted average of the S&P 500, Russell 2000, Russell Midcap and MSCI EAFE indices based on North America distributed equity assets.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Common Share and Capital Summary

First Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	1 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%
Common shares
Beginning balance	171.0	166.8	162.2	158.5	154.8	171.0	154.8	(16.2)	(9)%	(16.2)	(9)%	(3.7)	(2)%
Repurchases	(5.1)	(4.7)	(3.9)	(3.8)	(2.9)	(5.1)	(2.9)	2.2	43%	2.2	43%	0.9	24%
Issuances	1.1	0.2	0.3	0.3	2.1	1.1	2.1	1.0	91%	1.0	91%	1.8	#
Other	(0.2)	(0.1)	(0.1)	(0.2)	(1.0)	(0.2)	(1.0)	(0.8)	#	(0.8)	#	(0.8)	#
Total common shares outstanding	166.8	162.2	158.5	154.8	153.0	166.8	153.0	(13.8)	(8)%	(13.8)	(8)%	(1.8)	(1)%
Restricted stock units	3.5	3.6	3.6	3.7	3.4	3.5	3.4	(0.1)	(3)%	(0.1)	(3)%	(0.3)	(8)%
Total basic common shares outstanding	170.3	165.8	162.1	158.5	156.4	170.3	156.4	(13.9)	(8)%	(13.9)	(8)%	(2.1)	(1)%
Total potentially dilutive shares	1.7	1.8	1.8	2.2	2.5	1.7	2.5	0.8	47%	0.8	47%	0.3	14%
Total diluted shares	172.0	167.6	163.9	160.7	158.9	172.0	158.9	(13.1)	(8)%	(13.1)	(8)%	(1.8)	(1)%

Capital Returned to Shareholders
Dividends paid	$117	$127	$124	$121	$121	$117	$121	$4	3%	$4	3%	$—	—
Common stock share repurchases	$451	$444	$378	$402	$357	$451	$357	$(94)	(21)%	$(94)	(21)%	$(45)	(11)%

Allocated Capital (1)
Advice & Wealth Management	$597	$610	$624	$637	$653	$597	$653	$56	9%	$56	9%	$16	3%
Asset Management	1,833	1,829	1,827	1,817	1,814	1,833	1,814	(19)	(1)%	(19)	(1)%	(3)	—
Annuities	1,897	1,895	1,950	1,968	1,991	1,897	1,991	94	5%	94	5%	23	1%
Protection	1,504	1,505	1,516	1,522	1,478	1,504	1,478	(26)	(2)%	(26)	(2)%	(44)	(3)%
Corporate & Other	3,373	2,936	3,108	2,998	2,921	3,373	2,921	(452)	(13)%	(452)	(13)%	(77)	(3)%
Total allocated capital	$9,204	$8,775	$9,025	$8,942	$8,857	$9,204	$8,857	$(347)	(4)%	$(347)	(4)%	$(85)	(1)%

(1)    Allocated capital equals Ameriprise Financial shareholders’ equity excluding consolidated investment entities less AOCI plus Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations.  Allocated capital is not adjusted for non-operating items except for CIEs.

# Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2017

Segment Results

Ameriprise Financial, Inc.

Segment Summary

First Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	1 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Advice & Wealth Management
Operating total net revenues	$1,198	$1,250	$1,272	$1,316	$1,295	$1,198	$1,295	$97	8%	$97	8%	$(21)	(2)%
Operating expenses	993	1,029	1,041	1,062	1,047	993	1,047	54	5%	54	5%	(15)	(1)%
Pretax operating earnings	$205	$221	$231	$254	$248	$205	$248	$43	21%	$43	21%	$(6)	(2)%

Allocated capital	$597	$610	$624	$637	$653	$597	$653	$56	9%	$56	9%	$16	3%
Operating return on allocated capital (1)	121.3%	119.4%	121.2%	123.9%	127.6%	121.3%	127.6%	6.3%		6.3%		3.7%
Pretax operating margin	17.1%	17.7%	18.2%	19.3%	19.2%	17.1%	19.2%	2.1%		2.1%		(0.1)%

Asset Management
Operating total net revenues	$724	$739	$740	$761	$726	$724	$726	$2	—	$2	—	$(35)	(5)%
Operating expenses	575	591	585	592	576	575	576	1	—	1	—	(16)	(3)%
Pretax operating earnings	$149	$148	$155	$169	$150	$149	$150	$1	1%	$1	1%	$(19)	(11)%

Allocated capital	$1,833	$1,829	$1,827	$1,817	$1,814	$1,833	$1,814	$(19)	(1)%	$(19)	(1)%	$(3)	—
Operating return on allocated capital (1)	29.9%	28.5%	28.5%	27.8%	28.5%	29.9%	28.5%	(1.4)%		(1.4)%		0.7%
Pretax operating margin	20.6%	20.0%	20.9%	22.2%	20.7%	20.6%	20.7%	0.1%		0.1%		(1.5)%

Operating total net revenues	$724	$739	$740	$761	$726	$724	$726	$2	—	$2	—	$(35)	(5)%
Distribution pass thru revenues	(199)	(203)	(211)	(204)	(206)	(199)	(206)	(7)	(4)%	(7)	(4)%	(2)	(1)%
Subadvisory and other pass thru revenues	(87)	(88)	(85)	(94)	(92)	(87)	(92)	(5)	(6)%	(5)	(6)%	2	2%
Adjusted operating revenues (2)	$438	$448	$444	$463	$428	$438	$428	$(10)	(2)%	$(10)	(2)%	$(35)	(8)%

Pretax operating earnings	$149	$148	$155	$169	$150	$149	$150	$1	1%	$1	1%	$(19)	(11)%
Operating net investment income	(3)	(5)	(1)	(5)	(4)	(3)	(4)	(1)	(33)%	(1)	(33)%	1	20%
Amortization of intangibles	6	5	5	5	4	6	4	(2)	(33)%	(2)	(33)%	(1)	(20)%
Adjusted operating earnings (2)	$152	$148	$159	$169	$150	$152	$150	$(2)	(1)%	$(2)	(1)%	$(19)	(11)%

Adjusted net pretax operating margin (2)(3)	34.7%	33.0%	35.8%	36.5%	35.0%	34.7%	35.0%	0.3%		0.3%		(1.5)%

Annuities
Operating total net revenues	$596	$619	$631	$617	$608	$596	$608	$12	2%	$12	2%	$(9)	(1)%
Operating expenses	472	473	699	490	469	472	469	(3)	(1)%	(3)	(1)%	(21)	(4)%
Pretax operating earnings (loss)	$124	$146	$(68)	$127	$139	$124	$139	$15	12%	$15	12%	$12	9%

Allocated capital	$1,897	$1,895	$1,950	$1,968	$1,991	$1,897	$1,991	$94	5%	$94	5%	$23	1%
Operating return on allocated capital (1)	24.1%	24.5%	14.3%	13.3%	14.3%	24.1%	14.3%	(9.8)%		(9.8)%		1.0%
Pretax operating margin	20.8%	23.6%	(10.8)%	20.6%	22.9%	20.8%	22.9%	2.1%		2.1%		2.3%

Protection
Operating total net revenues	$542	$538	$613	$548	$521	$542	$521	$(21)	(4)%	$(21)	(4)%	$(27)	(5)%
Operating expenses	474	500	529	475	458	474	458	(16)	(3)%	(16)	(3)%	(17)	(4)%
Pretax operating earnings	$68	$38	$84	$73	$63	$68	$63	$(5)	(7)%	$(5)	(7)%	$(10)	(14)%

Allocated capital	$1,504	$1,505	$1,516	$1,522	$1,478	$1,504	$1,478	$(26)	(2)%	$(26)	(2)%	$(44)	(3)%
Operating return on allocated capital (1)	9.7%	8.8%	12.7%	14.4%	14.4%	9.7%	14.4%	4.7%		4.7%		—
Pretax operating margin	12.5%	7.1%	13.7%	13.3%	12.1%	12.5%	12.1%	(0.4)%		(0.4)%		(1.2)%

Corporate & Other
Corporate excluding Long Term Care pretax operating loss	$(50)	$(76)	$(72)	$(74)	$(81)	$(50)	$(81)	$(31)	(62)%	$(31)	(62)%	$(7)	(9)%
Long Term Care pretax operating earnings (loss)	$1	$(1)	$(73)	$(14)	$1	$1	$1	$—	—	$—	—	$15	#

(1)  Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)  See non-GAAP financial information on pg 33.

(3)  Calculated as adjusted operating earnings as a percentage of adjusted operating revenues.

# Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2017

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

First Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	1 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%
Advice & Wealth Management Segment Operating Income Statements
Revenues
Management and financial advice fees	$631	$669	$689	$718	$722	$631	$722	$91	14%	$91	14%	$4	1%
Distribution fees	514	524	531	540	513	514	513	(1)	—	(1)	—	(27)	(5)%
Net investment income	44	47	47	48	52	44	52	8	18%	8	18%	4	8%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	18	18	17	20	18	18	18	—	—	—	—	(2)	(10)%
Total revenues	1,207	1,258	1,284	1,326	1,305	1,207	1,305	98	8%	98	8%	(21)	(2)%
Banking and deposit interest expense	9	8	12	10	10	9	10	1	11%	1	11%	—	—
Operating total net revenues	1,198	1,250	1,272	1,316	1,295	1,198	1,295	97	8%	97	8%	(21)	(2)%

Expenses
Distribution expenses	732	762	781	797	777	732	777	45	6%	45	6%	(20)	(3)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	2	2	2	2	2	2	2	—	—	—	—	—	—
General and administrative expense	259	265	258	263	268	259	268	9	3%	9	3%	5	2%
Operating expenses	993	1,029	1,041	1,062	1,047	993	1,047	54	5%	54	5%	(15)	(1)%
Pretax operating earnings	$205	$221	$231	$254	$248	$205	$248	$43	21%	$43	21%	$(6)	(2)%

Pretax operating margin	17.1%	17.7%	18.2%	19.3%	19.2%	17.1%	19.2%	2.1%		2.1%		(0.1)%

Return on Capital
Allocated capital	$597	$610	$624	$637	$653	$597	$653	$56	9%	$56	9%	$16	3%
Operating return on allocated capital (1)	121.3%	119.4%	121.2%	123.9%	127.6%	121.3%	127.6%	6.3%		6.3%		3.7%

Brokerage cash balance (2)	$23,374	$23,181	$24,047	$26,765	$26,240	$23,374	$26,240	$2,866	12%	$2,866	12%	$(525)	(2)%
Brokerage sweep fee	0.44%	0.46%	0.48%	0.53%	0.73%	0.44%	0.73%	0.29%		0.29%		0.20%

On-balance sheet deposits	$8,883	$9,141	$9,452	$10,048	$10,328	$8,883	$10,328	$1,445	16%	$1,445	16%	$280	3%

(1)

Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)

Brokerage cash includes both off-balance sheet and on-balance sheet deposits. In the 1st quarter of 2016 through the 1st quarter of 2017, on-balance sheet deposits included in brokerage cash are $3.7B, $3.7B, $3.8B, $4.1B, and $4.2B, respectively.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

First Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions, except headcount and where noted, unaudited)	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	1 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%
Product Information
Certificates and Banking - Combined
Pretax operating earnings	$13	$15	$11	$15	$15	$13	$15	$2	15%	$2	15%	$—	—
Allocated capital	$287	$298	$311	$327	$339	$287	$339	$52	18%	$52	18%	$12	4%
Operating return on allocated capital (1)	14.5%	14.2%	14.0%	14.7%	14.9%	14.5%	14.9%	0.4%		0.4%		0.2%

Wealth Management & Distribution
Pretax operating earnings	$192	$206	$220	$239	$233	$192	$233	$41	21%	$41	21%	$(6)	(3)%
Allocated capital	$310	$312	$313	$310	$314	$310	$314	$4	1%	$4	1%	$4	1%
Operating return on allocated capital (1)	218.7%	216.9%	223.3%	231.0%	240.5%	218.7%	240.5%	21.8%		21.8%		9.5%

Financial Plans
Branded financial plan net cash sales	$64	$66	$67	$78	$69	$64	$69	$5	8%	$5	8%	$(9)	(12)%

Financial Advisors
Employee advisors	2,046	2,054	2,047	2,007	1,997	2,046	1,997	(49)	(2)%	(49)	(2)%	(10)	—
Franchisee advisors	7,720	7,704	7,700	7,668	7,671	7,720	7,671	(49)	(1)%	(49)	(1)%	3	—
Total branded financial advisors	9,766	9,758	9,747	9,675	9,668	9,766	9,668	(98)	(1)%	(98)	(1)%	(7)	—

Operating total net revenues per financial advisor (in thousands) (2)	$123	$128	$131	$136	$134	$123	$134	$11	9%	$11	9%	$(2)	(1)%
Operating total net revenues per financial advisor-trailing twelve months (in thousands) (3)	$510	$507	$511	$518	$529	$510	$529	$19	4%	$19	4%	$11	2%

Advisor Retention
Employee	90.7%	90.4%	89.7%	88.9%	89.1%	90.7%	89.1%	(1.6)%		(1.6)%		0.2%
Franchisee	93.8%	93.6%	93.1%	92.8%	92.7%	93.8%	92.7%	(1.1)%		(1.1)%		(0.1)%

Total Client Assets (at period end)	$451,417	$461,740	$475,662	$479,209	$498,907	$451,417	$498,907	$47,490	11%	$47,490	11%	$19,698	4%

Total Wrap Accounts
Beginning assets	$180,488	$183,359	$189,739	$197,485	$201,078	$180,488	$201,078	$20,590	11%	$20,590	11%	$3,593	2%
Net flows	1,829	2,294	2,751	3,310	3,944	1,829	3,944	2,115	#	2,115	#	634	19%
Market appreciation (depreciation) and other	1,042	4,086	4,995	283	7,865	1,042	7,865	6,823	#	6,823	#	7,582	#
Total wrap ending assets	$183,359	$189,739	$197,485	$201,078	$212,887	$183,359	$212,887	$29,528	16%	$29,528	16%	$11,809	6%

Advisory wrap account assets ending balance (4)	$181,580	$187,872	$195,444	$198,946	$210,937	$181,580	$210,937	$29,357	16%	$29,357	16%	$11,991	6%

(1) Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2) Year-to-date is sum of current and prior quarters for the year under review.

(3) Trailing twelve months is the sum of the last four quarters.

(4) Advisory wrap account assets represent those assets for which clients receive advisory services and are the primary driver of revenue earned on wrap accounts. Clients may hold non-advisory investments in their wrap accounts that do not incur an advisory fee.

# Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2017

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

First Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	1 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%
Asset Management Segment Operating Income Statements
Revenues
Management and financial advice fees	$602	$612	$612	$626	$598	$602	$598	$(4)	(1)%	$(4)	(1)%	$(28)	(4)%
Distribution fees	117	121	125	124	121	117	121	4	3%	4	3%	(3)	(2)%
Net investment income	3	5	1	5	4	3	4	1	33%	1	33%	(1)	(20)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	2	1	2	6	3	2	3	1	50%	1	50%	(3)	(50)%
Total revenues	724	739	740	761	726	724	726	2	—	2	—	(35)	(5)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	724	739	740	761	726	724	726	2	—	2	—	(35)	(5)%

Expenses
Distribution expenses	247	254	261	257	257	247	257	10	4%	10	4%	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	4	5	4	5	4	4	4	—	—	—	—	(1)	(20)%
Interest and debt expense	6	5	5	5	5	6	5	(1)	(17)%	(1)	(17)%	—	—
General and administrative expense	318	327	315	325	310	318	310	(8)	(3)%	(8)	(3)%	(15)	(5)%
Operating expenses	575	591	585	592	576	575	576	1	—	1	—	(16)	(3)%
Pretax operating earnings	$149	$148	$155	$169	$150	$149	$150	$1	1%	$1	1%	$(19)	(11)%

Pretax operating margin	20.6%	20.0%	20.9%	22.2%	20.7%	20.6%	20.7%	0.1%		0.1%		(1.5)%

Operating total net revenues	$724	$739	$740	$761	$726	$724	$726	$2	—	$2	—	$(35)	(5)%
Distribution pass thru revenues	(199)	(203)	(211)	(204)	(206)	(199)	(206)	(7)	(4)%	(7)	(4)%	(2)	(1)%
Subadvisory and other pass thru revenues	(87)	(88)	(85)	(94)	(92)	(87)	(92)	(5)	(6)%	(5)	(6)%	2	2%
Adjusted operating revenues (1)	$438	$448	$444	$463	$428	$438	$428	$(10)	(2)%	$(10)	(2)%	$(35)	(8)%

Pretax operating earnings	$149	$148	$155	$169	$150	$149	$150	$1	1%	$1	1%	$(19)	(11)%
Operating net investment income	(3)	(5)	(1)	(5)	(4)	(3)	(4)	(1)	(33)%	(1)	(33)%	1	20%
Amortization of intangibles	6	5	5	5	4	6	4	(2)	(33)%	(2)	(33)%	(1)	(20)%
Adjusted operating earnings (1)	$152	$148	$159	$169	$150	$152	$150	$(2)	(1)%	$(2)	(1)%	$(19)	(11)%

Adjusted net pretax operating margin (1)(2)	34.7%	33.0%	35.8%	36.5%	35.0%	34.7%	35.0%	0.3%		0.3%		(1.5)%

Performance Fees (3)
Net performance fees	$6	$1	$1	$6	$—	$6	$—	$(6)	#	$(6)	#	$(6)	#

Return on Capital
Allocated capital	$1,833	$1,829	$1,827	$1,817	$1,814	$1,833	$1,814	$(19)	(1)%	$(19)	(1)%	$(3)	—
Operating return on allocated capital (4)	29.9%	28.5%	28.5%	27.8%	28.5%	29.9%	28.5%	(1.4)%		(1.4)%		0.7%

(1) See non-GAAP financial information on pg 33.

(2) Calculated as adjusted operating earnings as a percentage of adjusted operating revenues.

(3) Performance fees, which are net of associated compensation, do not include CLO incentive fees.

(4) Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment

First Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	1 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%
Total Managed Assets by Type
Equity	$244,653	$241,001	$245,939	$240,034	$249,805	$244,653	$249,805	$5,152	2%	$5,152	2%	$9,771	4%
Fixed income	179,465	179,752	183,329	175,945	178,365	179,465	178,365	(1,100)	(1)%	(1,100)	(1)%	2,420	1%
Money market	7,548	7,292	6,600	6,320	6,110	7,548	6,110	(1,438)	(19)%	(1,438)	(19)%	(210)	(3)%
Alternative	8,227	7,221	7,264	7,364	7,334	8,227	7,334	(893)	(11)%	(893)	(11)%	(30)	—
Hybrid and other	24,166	24,311	24,638	24,750	25,417	24,166	25,417	1,251	5%	1,251	5%	667	3%
Total managed assets by type	$464,059	$459,577	$467,770	$454,413	$467,031	$464,059	$467,031	$2,972	1%	$2,972	1%	$12,618	3%

Average Managed Assets by Type (1)
Equity	$241,769	$244,996	$244,636	$240,327	$245,539	$241,769	$245,539	$3,770	2%	$3,770	2%	$5,212	2%
Fixed income	176,789	179,557	182,349	178,776	177,398	176,789	177,398	609	—	609	—	(1,378)	(1)%
Money market	7,746	7,225	6,946	6,494	5,976	7,746	5,976	(1,770)	(23)%	(1,770)	(23)%	(518)	(8)%
Alternative	8,139	7,650	7,228	7,091	7,364	8,139	7,364	(775)	(10)%	(775)	(10)%	273	4%
Hybrid and other	23,645	24,702	24,615	24,676	25,141	23,645	25,141	1,496	6%	1,496	6%	465	2%
Total average managed assets by type	$458,088	$464,130	$465,774	$457,364	$461,418	$458,088	$461,418	$3,330	1%	$3,330	1%	$4,054	1%

(1) Average ending balances are calculated using the average of the prior period’s ending balance and all months in the current period.

Ameriprise Financial, Inc.

Asset Management Segment

First Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	1 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%
Managed Assets Rollforward
Global Retail Funds
Beginning assets	$263,866	$259,846	$259,249	$266,025	$259,919	$263,866	$259,919	$(3,947)	(1)%	$(3,947)	(1)%	$(6,106)	(2)%
Inflows	12,504	13,486	12,342	13,910	14,835	12,504	14,835	2,331	19%	2,331	19%	925	7%
Inflows from acquisitions (1)	—	—	976	—	—	—	—	—	—	—	—	—	—
Outflows	(15,579)	(15,869)	(14,239)	(17,772)	(18,178)	(15,579)	(18,178)	(2,599)	(17)%	(2,599)	(17)%	(406)	(2)%
Net VP/VIT fund flows	(187)	(501)	(617)	(743)	(960)	(187)	(960)	(773)	#	(773)	#	(217)	(29)%
Net new flows	(3,262)	(2,884)	(1,538)	(4,605)	(4,303)	(3,262)	(4,303)	(1,041)	(32)%	(1,041)	(32)%	302	7%
Reinvested dividends	407	2,726	582	4,398	424	407	424	17	4%	17	4%	(3,974)	(90)%
Net flows	(2,855)	(158)	(956)	(207)	(3,879)	(2,855)	(3,879)	(1,024)	(36)%	(1,024)	(36)%	(3,672)	#
Distributions	(575)	(3,125)	(851)	(5,309)	(600)	(575)	(600)	(25)	(4)%	(25)	(4)%	4,709	89%
Market appreciation (depreciation) and other	(213)	4,653	9,464	1,322	11,383	(213)	11,383	11,596	#	11,596	#	10,061	#
Foreign currency translation (2)	(377)	(1,967)	(881)	(1,912)	497	(377)	497	874	#	874	#	2,409	#
Total ending assets	259,846	259,249	266,025	259,919	267,320	259,846	267,320	7,474	3%	7,474	3%	7,401	3%

% of total retail assets sub-advised	16.2%	16.7%	16.4%	16.9%	17.0%	16.2%	17.0%	0.8%		0.8%		0.2%

Global Institutional
Beginning assets	208,022	204,213	200,328	201,745	194,494	208,022	194,494	(13,528)	(7)%	(13,528)	(7)%	(7,251)	(4)%
Inflows	7,358	6,030	5,101	5,562	7,124	7,358	7,124	(234)	(3)%	(234)	(3)%	1,562	28%
Outflows	(11,968)	(10,598)	(8,494)	(7,450)	(8,874)	(11,968)	(8,874)	3,094	26%	3,094	26%	(1,424)	(19)%
Net flows	(4,610)	(4,568)	(3,393)	(1,888)	(1,750)	(4,610)	(1,750)	2,860	62%	2,860	62%	138	7%
Market appreciation (depreciation) and other (3)(4)	2,312	5,415	7,106	(1,293)	5,958	2,312	5,958	3,646	#	3,646	#	7,251	#
Foreign currency translation (2)	(1,511)	(4,732)	(2,296)	(4,070)	1,009	(1,511)	1,009	2,520	#	2,520	#	5,079	#
Total ending assets	204,213	200,328	201,745	194,494	199,711	204,213	199,711	(4,502)	(2)%	(4,502)	(2)%	5,217	3%

Total managed assets	$464,059	$459,577	$467,770	$454,413	$467,031	$464,059	$467,031	$2,972	1%	$2,972	1%	$12,618	3%

Total net flows	$(7,465)	$(4,726)	$(4,349)	$(2,095)	$(5,629)	$(7,465)	$(5,629)	$1,836	25%	$1,836	25%	$(3,534)	#

Former Parent Company Related (5)
Retail net new flows	$(256)	$(331)	$(26)	$(712)	$(920)	$(256)	$(920)	$(664)	#	$(664)	#	$(208)	(29)%
Institutional net new flows	(4,079)	(1,929)	(1,412)	(1,201)	(1,467)	(4,079)	(1,467)	2,612	64%	2,612	64%	(266)	(22)%
Total net new flows	$(4,335)	$(2,260)	$(1,438)	$(1,913)	$(2,387)	$(4,335)	$(2,387)	$1,948	45%	$1,948	45%	$(474)	(25)%

(1) Inflows associated with acquisitions that closed during the quarter.

(2) Amounts represent local currency to US dollar translation for reporting purposes.

(3) Included in Market appreciation (depreciation) and other for Global Institutional in the 4th quarter of 2016 are ($0.4B) due to the transfer of assets from Separately Managed Accounts (SMAs) to Unified Managed Accounts (UMAs).

(4) Included in Market appreciation (depreciation) and other for Global Institutional is the change in the affiliated general account balance.

(5) Former parent company related assets and net new flows are included in the rollforwards above.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

First Quarter 2017

Mutual Fund Rankings in top 2 Lipper Quartiles

		1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	1 Qtr 2017
Domestic Equity
Equal weighted	1 year	68%	56%	62%	56%	69%
	3 year	62%	71%	68%	75%	75%
	5 year	57%	59%	67%	71%	71%
Asset weighted	1 year	80%	65%	74%	41%	67%
	3 year	74%	84%	78%	81%	79%
	5 year	68%	73%	84%	75%	79%
International Equity
Equal weighted	1 year	55%	55%	55%	20%	45%
	3 year	68%	60%	60%	55%	55%
	5 year	60%	61%	80%	70%	70%
Asset weighted	1 year	37%	36%	73%	12%	33%
	3 year	39%	36%	44%	44%	44%
	5 year	41%	42%	52%	47%	48%
Taxable Fixed Income
Equal weighted	1 year	63%	58%	78%	72%	78%
	3 year	59%	59%	71%	76%	76%
	5 year	71%	82%	76%	76%	82%
Asset weighted	1 year	70%	61%	82%	75%	70%
	3 year	77%	65%	76%	83%	83%
	5 year	83%	87%	85%	86%	88%
Tax Exempt Fixed Income
Equal weighted	1 year	89%	89%	84%	74%	84%
	3 year	100%	100%	89%	89%	89%
	5 year	100%	94%	94%	100%	100%
Asset weighted	1 year	92%	92%	92%	59%	97%
	3 year	100%	100%	81%	86%	92%
	5 year	100%	87%	88%	100%	100%
Asset Allocation Funds
Equal weighted	1 year	85%	77%	69%	31%	62%
	3 year	100%	100%	100%	100%	90%
	5 year	100%	88%	75%	75%	88%
Asset weighted	1 year	98%	97%	87%	15%	48%
	3 year	100%	100%	100%	100%	100%
	5 year	100%	98%	81%	82%	98%

Number of 4- or 5-star Morningstar rated funds
Overall		51	51	54	51	49
3 year		50	55	54	45	46
5 year		46	45	52	44	46

Percent of 4- or 5-star Morningstar rated funds
Overall		50%	53%	56%	54%	52%
3 year		50%	57%	56%	48%	48%
5 year		48%	49%	55%	47%	49%

Percent of 4- or 5-star Morningstar rated assets
Overall		61%	66%	68%	64%	63%
3 year		61%	74%	75%	64%	68%
5 year		61%	64%	67%	53%	63%

Mutual fund performance rankings are based on the performance of Class Z fund shares for Columbia branded mutual funds.  Only funds with Class Z shares are included.

Equal Weighted Rankings in Top 2 Quartiles:  Counts the number of funds with above median ranking divided by the total number of funds.  Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles:  Sums the total assets of the funds with above median ranking divided by total assets of all funds.  Funds with more assets will receive a greater share of the total percentage above or below median.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

First Quarter 2017

Retail Fund Rankings in Top 2 Morningstar Quartiles or Above Index Benchmark

		1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	1 Qtr 2017
Equity
Equal weighted	1 year	81%	60%	52%	26%	30%
	3 year	70%	67%	72%	58%	68%
	5 year	78%	79%	71%	72%	70%
Asset weighted	1 year	88%	66%	62%	40%	42%
	3 year	56%	68%	69%	67%	79%
	5 year	86%	91%	63%	67%	66%

Fixed Income
Equal weighted	1 year	38%	42%	58%	70%	72%
	3 year	59%	55%	50%	59%	69%
	5 year	52%	62%	64%	65%	64%
Asset weighted	1 year	68%	57%	57%	68%	79%
	3 year	83%	80%	69%	74%	90%
	5 year	45%	62%	73%	69%	75%

Allocation (Managed) Funds
Equal weighted	1 year	88%	100%	88%	67%	44%
	3 year	100%	100%	88%	100%	100%
	5 year	100%	100%	83%	83%	100%
Asset weighted	1 year	93%	100%	80%	70%	32%
	3 year	100%	100%	97%	100%	100%
	5 year	100%	100%	92%	92%	100%

The performance of each fund is measured on a consistent basis against the most appropriate benchmark - a peer group of similar funds or an index.

Equal weighted:  Counts the number of funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total number of funds.  Asset size is not a factor.

Asset weighted:  Sums the assets of the funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total sum of assets in the funds.  Funds with more assets will receive a greater share of the total percentage above or below median or index.

Aggregated Allocation (Managed) Funds include funds that invest in other funds of the Threadneedle range including those funds that invest in both equity and fixed income.

Aggregated Threadneedle data includes funds on the Threadneedle platform sub-advised by Columbia as well as advisors not affiliated with Ameriprise Financial, Inc.

Statistical Supplement Package

(unaudited)

First Quarter 2017

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

First Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	1 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%

Annuities Segment Operating Income Statements
Revenues
Management and financial advice fees	$177	$184	$188	$183	$187	$177	$187	$10	6%	$10	6%	$4	2%
Distribution fees	83	88	89	89	87	83	87	4	5%	4	5%	(2)	(2)%
Net investment income	192	189	192	187	179	192	179	(13)	(7)%	(13)	(7)%	(8)	(4)%
Premiums	28	32	29	27	27	28	27	(1)	(4)%	(1)	(4)%	—	—
Other revenues	116	126	133	131	128	116	128	12	10%	12	10%	(3)	(2)%
Total revenues	596	619	631	617	608	596	608	12	2%	12	2%	(9)	(1)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	596	619	631	617	608	596	608	12	2%	12	2%	(9)	(1)%

Expenses
Distribution expenses	103	107	106	107	102	103	102	(1)	(1)%	(1)	(1)%	(5)	(5)%
Interest credited to fixed accounts	119	119	122	118	118	119	118	(1)	(1)%	(1)	(1)%	—	—
Benefits, claims, losses and settlement expenses	144	138	346	152	143	144	143	(1)	(1)%	(1)	(1)%	(9)	(6)%
Amortization of deferred acquisition costs	45	48	66	50	47	45	47	2	4%	2	4%	(3)	(6)%
Interest and debt expense	8	9	7	9	8	8	8	—	—	—	—	(1)	(11)%
General and administrative expense	53	52	52	54	51	53	51	(2)	(4)%	(2)	(4)%	(3)	(6)%
Operating expenses	472	473	699	490	469	472	469	(3)	(1)%	(3)	(1)%	(21)	(4)%
Pretax operating earnings	$124	$146	$(68)	$127	$139	$124	$139	$15	12%	$15	12%	$12	9%

Pretax operating margin	20.8%	23.6%	(10.8)%	20.6%	22.9%	20.8%	22.9%	2.1%		2.1%		2.3%

Return on Capital
Allocated capital	$1,897	$1,895	$1,950	$1,968	$1,991	$1,897	$1,991	$94	5%	$94	5%	$23	1%
Operating return on allocated capital (1)	24.1%	24.5%	14.3%	13.3%	14.3%	24.1%	14.3%	(9.8)%		(9.8)%		1.0%

Market impact on variable annuity guaranteed benefits (2)
Risk margin and nonperformance spread impact	$141	$84	$13	$(115)	$(22)	$141	$(22)	$(163)	#	$(163)	#	$93	81%
Other	(124)	(142)	(50)	(23)	(41)	(124)	(41)	83	67%	83	67%	(18)	(78)%
Total VA guaranteed benefit impact excluded from operating earnings	$17	$(58)	$(37)	$(138)	$(63)	$17	$(63)	$(80)	#	$(80)	#	$75	54%

Total annuity net flows	$(560)	$(768)	$(890)	$(983)	$(1,336)	$(560)	$(1,336)	$(776)	#	$(776)	#	$(353)	(36)%

(1) Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2) Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only, net of variable annuity guarantee hedges, DSIC and DAC amortization.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Annuities Segment

First Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	1 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%

Product Information
Variable Annuities
Pretax operating earnings	$100	$118	$(97)	$107	$116	$100	$116	$16	16%	$16	16%	$9	8%
Allocated capital (1)	$650	$650	$650	$650	$650	$650	$650	$—	—	$—	—	$—	—
Operating return on allocated capital (2)	59.2%	59.9%	28.8%	26.6%	29.7%	59.2%	29.7%	(29.5)%		(29.5)%		3.1%

Fixed Annuities (3)
Pretax operating earnings	$24	$28	$29	$20	$23	$24	$23	$(1)	(4)%	$(1)	(4)%	$3	15%
Allocated capital	$1,247	$1,245	$1,300	$1,318	$1,341	$1,247	$1,341	$94	8%	$94	8%	$23	2%
Operating return on allocated capital (2)	6.1%	6.2%	6.7%	6.5%	6.5%	6.1%	6.5%	0.4%		0.4%		—

Variable Annuities Rollforward
Beginning balance	$74,244	$74,207	$74,580	$75,866	$74,817	$74,244	$74,817	$573	1%	$573	1%	$(1,049)	(1)%
Deposits	1,147	1,170	1,160	1,117	948	1,147	948	(199)	(17)%	(199)	(17)%	(169)	(15)%
Withdrawals and terminations	(1,458)	(1,682)	(1,810)	(1,849)	(2,018)	(1,458)	(2,018)	(560)	(38)%	(560)	(38)%	(169)	(9)%
Net flows	(311)	(512)	(650)	(732)	(1,070)	(311)	(1,070)	(759)	#	(759)	#	(338)	(46)%
Investment performance and interest credited	274	885	1,936	(317)	2,618	274	2,618	2,344	#	2,344	#	2,935	#
Total ending balance - contract accumulation values	$74,207	$74,580	$75,866	$74,817	$76,365	$74,207	$76,365	$2,158	3%	$2,158	3%	$1,548	2%

Variable annuities fixed sub-accounts	$4,966	$5,060	$5,152	$5,211	$5,212	$4,966	$5,212	$246	5%	$246	5%	$1	—

Fixed Annuities Rollforward
Beginning balance	$10,673	$10,503	$10,325	$10,163	$9,991	$10,673	$9,991	$(682)	(6)%	$(682)	(6)%	$(172)	(2)%
Deposits	66	53	38	34	43	66	43	(23)	(35)%	(23)	(35)%	9	26%
Withdrawals and terminations	(315)	(309)	(278)	(285)	(309)	(315)	(309)	6	2%	6	2%	(24)	(8)%
Net flows	(249)	(256)	(240)	(251)	(266)	(249)	(266)	(17)	(7)%	(17)	(7)%	(15)	(6)%
Policyholder interest credited	79	78	78	79	75	79	75	(4)	(5)%	(4)	(5)%	(4)	(5)%
Total ending balance - contract accumulation values	$10,503	$10,325	$10,163	$9,991	$9,800	$10,503	$9,800	$(703)	(7)%	$(703)	(7)%	$(191)	(2)%

Capitalized interest	$1	$—	$1	$1	$1	$1	$1	$—	—	$—	—	$—	—

Payout Annuities Reserve Balance	$2,090	$2,088	$2,088	$2,096	$2,090	$2,090	$2,090	$—	—	$—	—	$(6)	—

Tax Equivalent Spread - Fixed Annuities (4)
Gross rate of return on invested assets (5)	4.6%	4.6%	4.6%	4.6%	4.4%	4.6%	4.4%	(0.2)%		(0.2)%		(0.2)%
Crediting rate excluding capitalized interest	(3.0)%	(3.0)%	(3.0)%	(3.1)%	(3.1)%	(3.0)%	(3.1)%	(0.1)%		(0.1)%		—
Tax equivalent margin spread	1.6%	1.6%	1.6%	1.5%	1.3%	1.6%	1.3%	(0.3)%		(0.3)%		(0.2)%

Total Variable Annuities DAC
Beginning balance	$1,722	$1,695	$1,685	$1,670	$1,724	$1,722	$1,724	$2	—	$2	—	$54	3%
Capitalization	42	41	41	41	34	42	34	(8)	(19)%	(8)	(19)%	(7)	(17)%
Non-operating amortization	(16)	2	8	37	9	(16)	9	25	#	25	#	(28)	(76)%
Amortization per income statement	(40)	(43)	(64)	(45)	(42)	(40)	(42)	(2)	(5)%	(2)	(5)%	3	7%
Other	(13)	(10)	—	21	1	(13)	1	14	#	14	#	(20)	(95)%
Total ending balance	$1,695	$1,685	$1,670	$1,724	$1,726	$1,695	$1,726	$31	2%	$31	2%	$2	—

Total Fixed Annuities DAC
Beginning balance	$87	$70	$57	$56	$76	$87	$76	$(11)	(13)%	$(11)	(13)%	$20	36%
Capitalization	1	2	—	—	1	1	1	—	—	—	—	1	—
Non-operating amortization	—	—	—	—	(1)	—	(1)	(1)	—	(1)	—	(1)	—
Amortization per income statement	(5)	(5)	(2)	(5)	(5)	(5)	(5)	—	—	—	—	—	—
Other	(13)	(10)	1	25	3	(13)	3	16	#	16	#	(22)	(88)%
Total ending balance	$70	$57	$56	$76	$74	$70	$74	$4	6%	$4	6%	$(2)	(3)%

(1) The variable annuity allocated capital calculation takes into account the capital necessary to support the business, recognizing the established reserves and potential future interest rate changes.

(2) Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(3) Includes payout annuities.

(4) Attributable to interest sensitive products only, which has been approximately 99% of the total ending fixed annuities accumulation values in the periods reported. The asset earnings rate is a calculated yield based on specifically assigned assets.

(5) In the 1st quarter of 2016 through the 1st quarter of 2017, the Gross rates of return on invested assets were impacted by outstanding repurchase agreements. Without these positions, the Gross rates of return on invested assets would have been 4.5%, 4.6%, 4.6%, 4.5% and 4.3% respectively.

# Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2017

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

First Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	1 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%

Protection Segment Operating Income Statements
Revenues
Management and financial advice fees	$13	$12	$13	$13	$13	$13	$13	$—	—	$—	—	$—	—
Distribution fees	23	25	24	26	25	23	25	2	9%	2	9%	(1)	(4)%
Net investment income	80	82	85	83	85	80	85	5	6%	5	6%	2	2%
Premiums	318	318	323	327	294	318	294	(24)	(8)%	(24)	(8)%	(33)	(10)%
Other revenues	108	101	168	99	104	108	104	(4)	(4)%	(4)	(4)%	5	5%
Total revenues	542	538	613	548	521	542	521	(21)	(4)%	(21)	(4)%	(27)	(5)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	542	538	613	548	521	542	521	(21)	(4)%	(21)	(4)%	(27)	(5)%

Expenses
Distribution expenses	16	17	17	20	17	16	17	1	6%	1	6%	(3)	(15)%
Interest credited to fixed accounts	43	43	44	45	44	43	44	1	2%	1	2%	(1)	(2)%
Benefits, claims, losses and settlement expenses	313	339	363	310	297	313	297	(16)	(5)%	(16)	(5)%	(13)	(4)%
Amortization of deferred acquisition costs	37	32	38	31	28	37	28	(9)	(24)%	(9)	(24)%	(3)	(10)%
Interest and debt expense	7	5	6	7	6	7	6	(1)	(14)%	(1)	(14)%	(1)	(14)%
General and administrative expense	58	64	61	62	66	58	66	8	14%	8	14%	4	6%
Operating expenses	474	500	529	475	458	474	458	(16)	(3)%	(16)	(3)%	(17)	(4)%
Pretax operating earnings	$68	$38	$84	$73	$63	$68	$63	$(5)	(7)%	$(5)	(7)%	$(10)	(14)%

Pretax operating margin	12.5%	7.1%	13.7%	13.3%	12.1%	12.5%	12.1%	(0.4)%		(0.4)%		(1.2)%

Return on Capital
Allocated capital	$1,504	$1,505	$1,516	$1,522	$1,478	$1,504	$1,478	$(26)	(2)%	$(26)	(2)%	$(44)	(3)%
Operating return on allocated capital (1)	9.7%	8.8%	12.7%	14.4%	14.4%	9.7%	14.4%	4.7%		4.7%		—

Market impact on indexed universal life benefits (2)
Risk margin and nonperformance spread impact	$(13)	$(2)	$—	$8	$3	$(13)	$3	$16	#	$16	#	$(5)	(63)%
Other	32	7	7	(3)	(3)	32	(3)	(35)	#	(35)	#	—	—
Total market impact on indexed universal life benefits excluded from operating earnings	$19	$5	$7	$5	$—	$19	$—	$(19)	#	$(19)	#	$(5)	#

Product Information
Life and Health (3)
Pretax operating earnings	$81	$72	$92	$63	$68	$81	$68	$(13)	(16)%	$(13)	(16)%	$5	8%
Allocated capital	$806	$805	$809	$817	$817	$806	$817	$11	1%	$11	1%	$—	—
Operating return on allocated capital (1)	29.0%	28.5%	35.5%	31.6%	30.5%	29.0%	30.5%	1.5%		1.5%		(1.1)%

Auto and Home Insurance
Pretax operating earnings (loss)	$(13)	$(34)	$(8)	$10	$(5)	$(13)	$(5)	$8	62%	$8	62%	$(15)	#
Allocated capital	$698	$700	$707	$705	$661	$698	$661	$(37)	(5)%	$(37)	(5)%	$(44)	(6)%
Operating return on allocated capital (1)	(12.0)%	(13.4)%	(12.8)%	(5.1)%	(4.3)%	(12.0)%	(4.3)%	7.7%		7.7%		0.8%

Total Auto and Home catastrophe losses	$23	$37	$29	$15	$25	$23	$25	$2	9%	$2	9%	$10	67%

(1) Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2) Market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual.

(3) Life and health includes captive insurance.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Protection Segment

First Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	1 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%

Cash Sales
VUL / UL (1)	$66	$66	$70	$88	$65	$66	$65	$(1)	(2)%	$(1)	(2)%	$(23)	(26)%
Term and whole life	2	3	2	2	2	2	2	—	—	—	—	—	—
Disability insurance	1	1	1	1	1	1	1	—	—	—	—	—	—
Auto and home	256	276	294	259	271	256	271	15	6%	15	6%	12	5%
Total cash sales	$325	$346	$367	$350	$339	$325	$339	$14	4%	$14	4%	$(11)	(3)%

VUL / UL Policyholder Account Balances
Beginning balance	$11,170	$11,170	$11,236	$11,461	$11,511	$11,170	$11,511	$341	3%	$341	3%	$50	—
Premiums and deposits	240	246	245	269	245	240	245	5	2%	5	2%	(24)	(9)%
Investment performance and interest	47	129	281	82	348	47	348	301	#	301	#	266	#
Withdrawals and surrenders	(288)	(307)	(302)	(302)	(319)	(288)	(319)	(31)	(11)%	(31)	(11)%	(17)	(6)%
Other	1	(2)	1	1	(2)	1	(2)	(3)	#	(3)	#	(3)	#
Total ending balance	$11,170	$11,236	$11,461	$11,511	$11,783	$11,170	$11,783	$613	5%	$613	5%	$272	2%

Premiums by Product
Term and whole life	$11	$12	$11	$11	$11	$11	$11	$—	—	$—	—	$—	—
Disability insurance	36	37	37	36	35	36	35	(1)	(3)%	(1)	(3)%	(1)	(3)%
Auto and home	265	264	270	275	242	265	242	(23)	(9)%	(23)	(9)%	(33)	(12)%
Intercompany premiums	6	5	5	5	6	6	6	—	—	—	—	1	20%
Total premiums by product	$318	$318	$323	$327	$294	$318	$294	$(24)	(8)%	$(24)	(8)%	$(33)	(10)%

Auto and Home Insurance Details
Policy count (thousands)	957	956	950	943	940	957	940	(17)	(2)%	(17)	(2)%	(3)	—
Catastrophe loss ratio	8.8%	14.1%	10.6%	4.4%	9.4%	8.8%	9.4%	0.6%		0.6%		5.0%
Non-catastrophe /other loss ratio	83.0%	85.5%	79.3%	79.6%	78.7%	83.0%	78.7%	(4.3)%		(4.3)%		(0.9)%
Expense ratio	18.4%	18.7%	18.3%	17.7%	20.0%	18.4%	20.0%	1.6%		1.6%		2.3%
Combined ratio	110.2%	118.3%	108.2%	101.7%	108.1%	110.2%	108.1%	(2.1)%		(2.1)%		6.4%

DAC Rollforward
Life and Health
Beginning balance	$857	$828	$802	$783	$821	$857	$821	$(36)	(4)%	$(36)	(4)%	$38	5%
Capitalization	18	18	18	26	19	18	19	1	6%	1	6%	(7)	(27)%
Non-operating amortization	(6)	(2)	(4)	(6)	(1)	(6)	(1)	5	83%	5	83%	5	83%
Amortization per income statement	(20)	(15)	(21)	(14)	(14)	(20)	(14)	6	30%	6	30%	—	—
Other	(21)	(27)	(12)	32	(4)	(21)	(4)	17	81%	17	81%	(36)	#
Total ending balance	$828	$802	$783	$821	$821	$828	$821	$(7)	(1)%	$(7)	(1)%	$—	—

Life Insurance in Force	$196,153	$196,065	$195,987	$196,472	$196,338	$196,153	$196,338	$185	—	$185	—	$(134)	—

Net Amount at Risk	$40,361	$40,345	$40,696	$41,290	$41,717	$40,361	$41,717	$1,356	3%	$1,356	3%	$427	1%

Net Policyholder Reserves
VUL / UL	$10,379	$10,461	$10,700	$10,759	$11,054	$10,379	$11,054	$675	7%	$675	7%	$295	3%
Term and whole life	206	206	205	203	201	206	201	(5)	(2)%	(5)	(2)%	(2)	(1)%
Disability insurance	520	517	520	524	525	520	525	5	1%	5	1%	1	—
Other insurance	817	809	801	792	790	817	790	(27)	(3)%	(27)	(3)%	(2)	—
Auto and home loss and LAE reserves	596	616	616	614	610	596	610	14	2%	14	2%	(4)	(1)%
Total net policyholder reserves	$12,518	$12,609	$12,842	$12,892	$13,180	$12,518	$13,180	$662	5%	$662	5%	$288	2%

(1) Includes lump sum deposits.

# Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2017

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

First Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	1 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%
Product Information (1)
Corporate excluding Long Term Care
Operating total net revenues	$2	$(7)	$(15)	$(8)	$(9)	$2	$(9)	$(11)	#	$(11)	#	$(1)	(13)%
Operating expenses	52	69	57	66	72	52	72	20	38%	20	38%	6	9%
Pretax operating earnings (loss)	$(50)	$(76)	$(72)	$(74)	$(81)	$(50)	$(81)	$(31)	(62)%	$(31)	(62)%	$(7)	(9)%

Long Term Care
Operating total net revenues	$66	$66	$66	$67	$66	$66	$66	$—	—	$—	—	$(1)	(1)%
Operating expenses	65	67	139	81	65	65	65	—	—	—	—	(16)	(20)%
Pretax operating earnings (loss)	$1	$(1)	$(73)	$(14)	$1	$1	$1	$—	—	$—	—	$15	#
Allocated capital	$600	$600	$579	$663	$674	$600	$674	$74	12%	$74	12%	$11	2%

(1)  See Exhibit B for details on Long Term Care and Corporate Excluding Long Term Care

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Eliminations (1)

First Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	1 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%
Eliminations Operating Income Statements
Revenues
Management and financial advice fees	$(33)	$(34)	$(34)	$(36)	$(35)	$(33)	$(35)	$(2)	(6)%	$(2)	(6)%	$1	3%
Distribution fees	(302)	(310)	(314)	(322)	(303)	(302)	(303)	(1)	—	(1)	—	19	6%
Net investment income	—	—	(1)	—	—	—	—	—	—	—	—	—	—
Premiums	(5)	(5)	(5)	(6)	(9)	(5)	(9)	(4)	(80)%	(4)	(80)%	(3)	(50)%
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(340)	(349)	(354)	(364)	(347)	(340)	(347)	(7)	(2)%	(7)	(2)%	17	5%
Banking and deposit interest expense	—	—	(1)	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	(340)	(349)	(353)	(364)	(347)	(340)	(347)	(7)	(2)%	(7)	(2)%	17	5%

Expenses
Distribution expenses	(324)	(333)	(336)	(347)	(327)	(324)	(327)	(3)	(1)%	(3)	(1)%	20	6%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	(3)	—	(3)	(3)	—	(3)	—	(3)	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(16)	(16)	(17)	(17)	(17)	(16)	(17)	(1)	(6)%	(1)	(6)%	—	—
Operating expenses	(340)	(349)	(353)	(364)	(347)	(340)	(347)	(7)	(2)%	(7)	(2)%	17	5%
Pretax operating earnings	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

(1)  The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

Statistical Supplement Package

(unaudited)

First Quarter 2017

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

First Quarter 2017

(in millions, unaudited)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
Assets
Cash and cash equivalents	$2,649	$2,819	$3,075	$2,318	$1,996
Cash of consolidated investment entities	146	231	254	168	181
Investments	34,643	35,265	35,875	35,834	35,771
Investments of consolidated investment entities	2,511	2,605	2,573	2,254	2,249
Separate account assets	80,182	80,230	81,511	80,210	82,169
Receivables	5,232	5,171	5,322	5,299	5,355
Receivables of consolidated investment entities	63	19	14	11	17
Deferred acquisition costs	2,655	2,605	2,539	2,648	2,643
Restricted and segregated cash and investments	2,900	2,866	2,962	3,331	3,403
Other assets	9,289	10,892	9,517	7,748	7,073
Other assets of consolidated investment entities	—	1	1	—	—
Total Assets	$140,270	$142,704	$143,643	$139,821	$140,857

Liabilities
Policyholder account balances, future policy benefits and claims	$30,515	$31,242	$31,469	$30,202	$29,762
Separate account liabilities	80,182	80,230	81,511	80,210	82,169
Customer deposits	8,876	9,132	9,442	10,036	10,316
Short-term borrowings	200	200	200	200	200
Long-term debt	2,683	2,452	2,934	2,917	2,911
Debt of consolidated investment entities	2,673	2,749	2,710	2,319	2,341
Accounts payable and accrued expenses	1,300	1,383	1,544	1,727	1,470
Accounts payable and accrued expenses of consolidated investment entities	—	—	—	—	—
Other liabilities	6,745	8,165	6,951	5,823	5,375
Other liabilities of consolidated investment entities	29	88	112	95	86
Total Liabilities	133,203	135,641	136,873	133,529	134,630

Equity
Ameriprise Financial
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	7,610	7,659	7,709	7,765	7,857
Retained earnings	9,773	9,981	10,072	10,351	10,633
Treasury stock	(10,761)	(11,218)	(11,609)	(12,027)	(12,485)
Accumulated other comprehensive income, net of tax	442	638	595	200	219
Total Equity	7,067	7,063	6,770	6,292	6,227
Total Liabilities and Equity	$140,270	$142,704	$143,643	$139,821	$140,857

Ameriprise Financial, Inc.

Capital and Ratings Information

First Quarter 2017

(in millions unless otherwise noted, unaudited)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
Long-term Debt Summary
Senior notes	$2,350	$2,350	$2,850	$2,850	$2,850
Junior subordinated notes	229	—	—	—	—
Capital lease obligations	58	55	52	49	47
Fair value of hedges, unamortized discount and debt issuance costs	46	47	32	18	14
Total Ameriprise Financial long-term debt	2,683	2,452	2,934	2,917	2,911
Non-recourse debt of consolidated investment entities	2,673	2,749	2,710	2,319	2,341
Total long-term debt	$5,356	$5,201	$5,644	$5,236	$5,252

Total Ameriprise Financial long-term debt	$2,683	$2,452	$2,934	$2,917	$2,911
Fair value of hedges, unamortized discount and debt issuance costs	(46)	(47)	(32)	(18)	(14)
Capital lease obligations	(58)	(55)	(52)	(49)	(47)
Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations (1)	$2,579	$2,350	$2,850	$2,850	$2,850

Total equity (2)	$7,067	$7,063	$6,770	$6,292	$6,227
Equity of consolidated investment entities	(1)	—	—	—	(1)
Total Ameriprise Financial shareholders’ equity excluding CIEs (1)	$7,066	$7,063	$6,770	$6,292	$6,226

Total Ameriprise Financial capital	$9,750	$9,515	$9,704	$9,209	$9,138
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs (1)	$9,645	$9,413	$9,620	$9,142	$9,076

Debt to capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	27.5%	25.8%	30.2%	31.7%	31.9%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs (1)	26.7%	25.0%	29.6%	31.2%	31.4%

	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.
Ratings (as of March 31, 2017 earnings release date)
Claims Paying Ratings (3)
RiverSource Life Insurance Company	A+	AA-	Aa3
IDS Property Casualty Ins. Company	A	N/R	N/R

Debt Ratings (3)
Ameriprise Financial, Inc.	a-	A	A3

(1)  See non-GAAP financial information on pg 33.  Non-GAAP financial measure reconciliations can be found on page 48.

(2)  Includes accumulated other comprehensive income, net of tax.

(3)  For the most current ratings information, please see the individual rating agency’s website.

N/R - Not Rated.

Ameriprise Financial, Inc.

Ameriprise Financial Investments (1)

First Quarter 2017

(in millions unless otherwise noted, unaudited)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
Cash and cash equivalents	$2,649	$2,819	$3,075	$2,318	$1,996

Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	16,603	16,450	16,552	16,236	16,089

Residential mortgage backed securities	6,138	6,538	6,862	6,918	6,882
Commercial mortgage backed securities	2,617	2,964	3,089	3,367	3,274
Asset backed securities	1,389	1,419	1,504	1,549	1,647
Total mortgage and other asset backed securities	10,144	10,921	11,455	11,834	11,803

State and municipal obligations	2,385	2,480	2,488	2,358	2,400
US government and agencies obligations	59	13	10	8	8
Foreign government bonds and obligations	272	276	275	261	264
Common and preferred stocks	17	18	19	22	18
Total other	2,733	2,787	2,792	2,649	2,690
Total available-for-sale securities	29,480	30,158	30,799	30,719	30,582

Commercial mortgage loans	2,747	2,713	2,682	2,702	2,712
Allowance for loan losses	(21)	(21)	(21)	(21)	(21)
Commercial mortgage loans, net	2,726	2,692	2,661	2,681	2,691

Residential mortgage loans	330	326	314	305	290
Allowance for loan losses	(1)	(1)	(1)	—	—
Residential mortgage loans, net	329	325	313	305	290

Policy loans	828	830	835	831	830
Other investments	1,280	1,260	1,267	1,298	1,378
Total investments	34,643	35,265	35,875	35,834	35,771
Total cash, cash equivalents and investments	$37,292	$38,084	$38,950	$38,152	$37,767

Net unrealized gain Available-for-Sale Securities	$1,426	$1,986	$2,058	$1,247	$1,282

AFS Fixed Maturity Asset Quality - %
AAA	26%	28%	29%	31%	31%
AA	6%	7%	7%	6%	6%
AFS securities AA and above	32%	35%	36%	37%	37%
A	19%	19%	19%	18%	18%
BBB	42%	41%	40%	40%	40%
Below investment grade	7%	5%	5%	5%	5%
Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade Investments as a % of Total Cash and Investments	7%	6%	5%	5%	5%

(1)     Investments excluding investments of CIEs.

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) prepares its financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.  Management believes that the presentation of these non-GAAP financial measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis.  Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters.  See the reconciliations on pages 6, 15, 47 and 48.

These non-GAAP measures include:

•    Adjusted net pretax operating margin;

•    Adjusted operating earnings;

•    Adjusted operating revenues;

•    Ameriprise Financial shareholders’ equity excluding AOCI;

•    Ameriprise Financial shareholders’ equity excluding CIEs;

•    Ameriprise Financial shareholders’ equity excluding CIEs and AOCI;

•    Basic operating earnings per share;

•    Operating earnings;

•    Operating earnings per diluted share;

•    Operating effective tax rate;

•    Operating return on equity excluding AOCI;

•    Operating total net revenues;

•    Pretax operating earnings;

•    Pretax operating margin;

•    Return on equity excluding AOCI;

•    Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs;

•    Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations;

•    Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage services, primarily to retail clients through our advisors. These services are centered on long-term, personal relationships between our advisors and our clients and focus on helping clients confidently achieve their financial goals. Our advisors provide a distinctive approach to financial planning and have access to a broad selection of both affiliated and non-affiliated products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets primarily from certificate products. This segment earns revenues (distribution fees) for providing non-affiliated products and intersegment revenues (distribution fees) for providing our affiliated products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment. This segment also includes the results of operation for Ameriprise National Trust Bank, which terminated its deposit-taking and credit-originating activities in the fourth quarter of 2012.

Asset Management - This segment provides investment advice and investment products to retail, high net worth and institutional clients on a global scale through Columbia Threadneedle Investments. We provide clients with U.S. domestic individual products through unaffiliated third-party financial institutions and through our Advice & Wealth Management segment, and we provide institutional products and services through our institutional sales force. International retail products are primarily distributed through third-party financial institutions and unaffiliated financial advisors. Individual products include U.S. mutual funds and their non-U.S. equivalents, exchange-traded funds and variable product funds underlying insurance and annuity separate accounts. Institutional asset management services are designed to meet specific client objectives and may involve a range of products, including those that focus on traditional asset classes, separately managed accounts, collateralized loan obligations, hedge funds, collective funds and property funds. Collateralized loan obligations, hedge funds and certain private funds are often classified as alternative assets. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by market movements, net asset flows, asset allocation and product mix. We may also earn performance fees from certain accounts where investment performance meets or exceeds certain pre-identified targets. In addition our Asset Management segment provides all intercompany asset management services for Ameriprise Financial subsidiaries. The fees for such services are reflected within the Asset Management segment results through intersegment transfer pricing. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides RiverSource variable and fixed annuity products to individual clients. RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York provide variable annuity products through our advisors, and our fixed annuity products are distributed through both affiliated and unaffiliated advisors and financial institutions. These products are designed to help individuals address their asset accumulation and income goals.  Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting reserves for immediate annuities and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment provides a variety of products to address the protection and risk management needs of our retail clients, including life, disability income and property-casualty insurance. These products are designed to provide a lifetime of solutions that allow clients to protect income, grow assets and give to loved ones or charity. Life and disability income products are primarily provided through our advisors. Our property-casualty products are sold primarily through affinity relationships. We issue insurance policies through our life insurance subsidiaries and property casualty companies (IDS Property Casualty Insurance Company and its subsidiary, Ameriprise Insurance Company). The primary sources of revenues for this segment are premiums, fees, and charges we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income or loss on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues as well as unallocated corporate expenses.  It also includes the results of our closed-block Long Term Care business.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Net Pretax Operating Margin - An internal measure designed to calculate operating margins similar to how asset management companies define operating margins. A ratio representing adjusted operating earnings as a percentage of adjusted operating revenues for the asset management segment.

Adjusted Operating Earnings - Asset management segment pretax operating earnings less operating net investment income plus amortization of intangibles.

Adjusted Operating Revenues - Asset management segment operating total net revenues less pass through distribution revenue and subadvisory and other pass through revenues.

Affiliated General Account Assets - Balance sheet assets from various affiliates managed and reported by Columbia.

Allocated Capital - The internal allocation of Total Ameriprise Financial Capital, excluding accumulated other comprehensive income (loss), CIEs, and capital lease obligations, fair value of hedges, debt issuance costs and unamortized discount on Ameriprise Financial long-term debt, is based on management’s best estimate of capital required to support the business. Estimates reflect the higher of regulatory or rating agency capital requirements, and include capital held for some stress contingencies.  Capital is allocated to our operating segments for the purpose of measuring segment return on allocated capital.  For the Corporate & Other segment, allocated capital also includes any capital available after capital has been allocated to the operating segments. Allocated capital is not adjusted for non-operating items except for CIEs.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Loan Obligations (“CLO”).

Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests.

AOCI - Accumulated other comprehensive income (loss), net of tax.

Assets Under Administration - Assets under administration include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our advisory wrap accounts. These assets include those held in clients’ brokerage accounts. We generally record revenues received from administered assets as distribution fees. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets. Assets under administration also include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-affiliated funds held in the separate accounts of our life insurance subsidiaries. These assets do not include assets under advisement, for which we provide model portfolios but do not have full discretionary investment authority.

Assets Under Management - Assets under management include external client assets for which we provide investment management services, such as the assets of the Columbia funds and Threadneedle funds, assets of institutional clients and advisory assets held in wrap accounts as well as assets managed by sub-advisors selected by us. Assets under management also include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees in our Asset Management segment, such as the assets of the general account, RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries, and client assets of CIEs. These assets do not include assets under advisement, for which we provide model portfolios, but do not have full discretionary investment authority.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets or premiums in force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in force, but generates “fee revenue”.

Consolidated Investment Entities (“CIEs”) - CIEs include variable interest entities, such as property funds and CLOs, required to be consolidated under current accounting standards.

DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the direct costs of acquiring new protection and annuity contracts, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of life, disability income, long term care, auto, and home insurance and annuities.  DAC also includes deferred direct sales commissions on certain mutual fund products. These costs are deferred to the extent they are directly related to the acquisition of new business and are recoverable from future profits.

Life Insurance in Force - The total amount of all life insurance death benefits currently insured by our company.

Market Impact of Hedges on Investments - The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments.

Market Impact on Indexed Universal Life Benefits - The impact of changes in financial market conditions on benefit costs associated with indexed universal life benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization, unearned revenue amortization, and the reinsurance accrual.  This market impact includes the risk margin and nonperformance spread impact.

Market Impact on Variable Annuity Guaranteed Benefits - The impact of changes in financial market conditions on benefit costs associated with variable annuity guaranteed living benefits accounted for as embedded derivatives, net of changes in economic hedge values and unhedged items including the difference between assumed and actual underlying separate account investment performance, fixed income credit exposures, transaction costs and certain policyholder contract elections, net of related impacts on DAC and DSIC amortization.  The market impact includes the risk margin and nonperformance spread impact.

Net Amount at Risk - Life insurance in force less policyholder reserves net of reinsurance.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net New Flows - Retail fund inflows less outflows.

Net Realized Investment Gains (Losses) - The net of realized investment gains and realized investment losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual.

Operating Earnings - Net income attributable to Ameriprise Financial excluding integration/restructuring charges, net of tax, market impact on variable annuity guaranteed benefits and indexed universal life benefits, net of tax, market impact of hedges on investments, net of tax, income (loss) from discontinued operations, net of tax, net realized investment gains (losses), net of tax and net income (loss) from consolidated investment entities.

Operating Expenses - Total expenses excluding integration/restructuring charges, market impact on variable annuity guaranteed benefits, market impact on indexed universal life benefits, DAC and DSIC offsets to net realized investment gains (losses) and expense from consolidated investment entities.

Operating Net Investment Income - Net investment income excluding net realized investment gains (losses), market impact of hedges on investments and net investment income from consolidated investment entities.

Operating Return on Allocated Capital - Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.  Operating earnings for each product line are based on the target level of assets which are based on management’s best estimate after considering regulatory and rating agency requirements.

Operating Total Net Revenues - Total net revenues excluding net realized investment gains (losses), indexed universal life market impact on reinsurance and unearned revenue, market impact of hedges on investments, revenue from consolidated investment entities and integration/restructuring.

Pretax Operating Earnings - Income from continuing operations before income tax provision excluding net realized investment gains (losses), integration/restructuring charges, market impact on variable annuity guaranteed benefits, market impact on indexed universal life benefits, market impact of hedges on investments and pretax income (loss) from consolidated investment entities.

Pretax Operating Margin - A ratio representing pretax operating earnings as a percentage of operating total net revenues.

Pretax Income (Loss) Margin - A ratio representing pretax income (loss) as a percentage of total net revenues.

Risk Margin and Nonperformance Spread Impact - The portion of the market impact on variable annuity guaranteed benefits and indexed universal life benefits related to liability valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”) that management considers to be non-economic, including the impact of discounting projected benefits at a rate reflecting a current estimate of RiverSource Life’s nonperformance spread, net of related impacts on DAC, DSIC and unearned revenue as well as a reinsurance accrual for indexed universal life.

Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Ameriprise Financial Capital - Total Ameriprise Financial shareholders’ equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs.

Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital ratios excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of consolidated investment entities.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include affiliated and non-affiliated funds. We currently offer both discretionary and non-discretionary wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisers, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay a fee based on the advisory assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

First Quarter 2017

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2017

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management	Annuities		Protection	Corporate and Eliminations
				Market Impact on	Market Impact on		Market Impact
	Securities	Securities	Securities	VA Guaranteed	Indexed Universal		of Hedges
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Gains/(Losses) (1)	Benefits (2)	Life Benefits (3)	CIEs (4)	on Investments (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(3)	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	2	(2)	17	—	—	25	1
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	1	—	—
Total revenues	2	(2)	17	—	1	22	1
Banking and deposit interest expense	—	—	—	—	—	—	—
Total net revenues	2	(2)	17	—	1	22	1

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	72	—	—	—
Amortization of deferred acquisition costs	—	—	1	(9)	1	—	—
Interest and debt expense	—	—	—	—	—	21	—
General and administrative expense	—	—	—	—	—	—	—
Total expenses	—	—	1	63	1	21	—
Pretax segment income (loss)	$2	$(2)	$16	$(63)	$—	$1	$1

Included in Operating Earnings

	Annuities	Protection		Corporate		Consolidated
	Market	Market	Auto & Home	Department of	Renegotiated	Tax Benefit from
	Impacts	Impacts	Catastrophe	Labor Implementation	Vendor	Adopting New
(in millions, unaudited)	to DAC/DSIC (6)	to DAC/DSIC (6)	Losses (7)	Costs (8)	Arrangement (9)	Accounting Standard(10)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—
Total revenues	—	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—
Operating total net revenues	—	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(2)	—	25	—	—	—
Amortization of deferred acquisition costs	(8)	(1)	—	—	—	—
Interest and debt expense	—	—	—	—	—	—
General and administrative expense	—	—	—	10	9	—
Operating expenses	(10)	(1)	25	10	9	—
Pretax operating earnings	$10	$1	$(25)	$(10)	$(9)	$—
Tax benefit						$28

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Variable annuity guaranteed benefit impacts include:

$73 million net expense related to hedged variable annuity benefits

$10 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)             Indexed universal life benefit impacts include:

Less than $1 million net benefit related to hedged indexed universal life benefits

$1 million increase in DAC amortization resulting from hedged indexed universal life benefits

$1 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)             Reflects revenues and expenses of Consolidated Investment Entities

(5)             The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(6)             Decrease in DAC and DSIC amortization from higher than projected separate account growth

(7)             Total auto and home catastrophe losses

(8)             Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard

(9)             Renegotiation of a vendor arrangement

(10)        Tax benefit related to the adoption of stock compensation accounting guidance

Ameriprise Financial, Inc.

Disclosed Items

4 Qtr 2016

Excluded from Operating Earnings

	Annuities		Protection	Corporate and Eliminations
		Market Impact on	Market Impact on		Market Impact
	Securities	VA Guaranteed	Indexed Universal		of Hedges
(in millions, unaudited)	Gains/(Losses) (1)	Benefits (2)	Life Benefits (3)	CIEs (4)	on Investments (5)
Revenues
Management and financial advice fees	$—	$—	$—	$(15)	$—
Distribution fees	—	—	—	—	—
Net investment income	11	—	—	66	57
Premiums	—	—	—	—	—
Other revenues	—	—	6	—	—
Total revenues	11	—	6	51	57
Banking and deposit interest expense	—	—	—	—	—
Total net revenues	11	—	6	51	57

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	(5)	—	—
Benefits, claims, losses and settlement expenses	—	175	—	—	—
Amortization of deferred acquisition costs	—	(37)	6	—	—
Interest and debt expense	—	—	—	52	—
General and administrative expense	—	—	—	—	—
Total expenses	—	138	1	52	—
Pretax segment income (loss)	11	(138)	5	(1)	57
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$11	$(138)	$5	$(1)	$57

Included in Operating Earnings

	Annuities	Protection		Corporate			Consolidated
	Market	Auto & Home	Auto & Home		Department of
	Impacts	Catastrophe	Reserve	Long Term Care	Labor Implementation	Severance	Tax
(in millions, unaudited)	to DAC/DSIC (6)	Losses (7)	Changes (8)	Adjustments (9)	Costs (10)	Expense (11)	Benefit (12)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—
Total revenues	—	—	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—	—
Operating total net revenues	—	—	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(1)	15	(12)	10	—	—	—
Amortization of deferred acquisition costs	(3)	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	11	12	—
Operating expenses	(4)	15	(12)	10	11	12	—
Pretax operating earnings	$4	$(15)	$12	$(10)	$(11)	$(12)	$—
Tax benefit							$27

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Variable annuity guaranteed benefit impacts include:

$177 million net expense related to hedged variable annuity benefits

$39 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)             Indexed universal life benefit impacts include:

$5 million net benefit related to hedged indexed universal life benefits

$6 million increase in DAC amortization resulting from hedged indexed universal life benefits

$6 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)             Reflects revenues and expenses of Consolidated Investment Entities

(5)             The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(6)             Decrease in DAC and DSIC amortization from higher than projected separate account growth

(7)             Total auto and home catastrophe losses

(8)             Auto and home change in reserves from improved loss trends

(9)             Long term care adjustments

(10)        Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard

(11)        Severance expense

(12)        Unanticipated benefit from tax audit settlements related to the 1997 to 2011 federal returns

Ameriprise Financial, Inc.

Disclosed Items

3 Qtr 2016

Excluded from Operating Earnings

	Advice & Wealth Management	Annuities		Protection		Corporate and Eliminations
			Market Impact on		Market Impact on		Market Impact
	Securities	Securities	VA Guaranteed	Securities	Indexed Universal		of Hedges
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	CIEs (4)	on Investments (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(4)	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	5	2	—	(1)	—	31	5
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	6	—	—
Total revenues	5	2	—	(1)	6	27	5
Banking and deposit interest expense	—	—	—	—	—	—	—
Total net revenues	5	2	—	(1)	6	27	5

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	(5)	—	—
Benefits, claims, losses and settlement expenses	—	—	45	—	—	—	—
Amortization of deferred acquisition costs	—	—	(8)	—	4	—	—
Interest and debt expense	—	—	—	—	—	25	—
General and administrative expense	—	—	—	—	—	2	—
Total expenses	—	—	37	—	(1)	27	—
Pretax segment income (loss)	5	2	(37)	(1)	7	—	5
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$5	$2	$(37)	$(1)	$7	$—	$5

Included in Operating Earnings

	Annuities		Protection				Corporate
	Valuation	Market	Valuation	Auto & Home	Auto & Home	Market	Valuation	Long Term Care	Department of	Affordable Housing
	Assumption &	Impacts	Assumption &	Catastrophe	Prior Year Reserve	Impacts	Assumption &	Claim Reserve	Labor Implementation	Investment
(in millions, unaudited)	Model Changes (6)	to DAC/DSIC (7)	Model Changes (6)	Losses (8)	Development (9)	to DAC/DSIC (7)	Model Changes (6)	Adjustment (10)	Costs (11)	Adjustment (12)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—	—	—	(7)
Premiums	—	—	—	—	—	—	—	—	—	—
Other revenues	—	—	64	—	—	—	—	—	—	—
Total revenues	—	—	64	—	—	—	—	—	—	(7)
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	—	—	64	—	—	—	—	—	—	(7)

Expenses
Distribution expenses	—	—	—	—	—	—	(27)	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	197	(2)	40	29	(10)	—	6	29	—	—
Amortization of deferred acquisition costs	18	(7)	7	—	—	(1)	58	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—	—	—	7	—
Operating expenses	215	(9)	47	29	(10)	(1)	37	29	7	—
Pretax operating earnings	$(215)	$9	$17	$(29)	$10	$1	$(37)	$(29)	$(7)	$(7)

(1)        Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)        Variable annuity guaranteed benefit impacts include:

$45 million net expense related to hedged variable annuity benefits

$8 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)        Indexed universal life benefit impacts include:

$5 million net benefit related to hedged indexed universal life benefits

$4 million increase in DAC amortization resulting from hedged indexed universal life benefits

$6 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)        Reflects revenues and expenses of Consolidated Investment Entities

(5)        The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(6)        Net pretax impact of model changes and the annual review/updating of valuation assumptions, including the annual long term care review

(7)        Decrease in DAC and DSIC amortization from higher than projected separate account growth

(8)        Total auto and home catastrophe losses for the quarter, which were $7M higher than expectations

(9)        Auto and home prior year reserve development

(10)   Long term care correction related to a claim utilization assumption

(11)   Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard

(12)   Adjustment for an affordable housing investment to align it with the remaining tax benefit cash flows

Ameriprise Financial, Inc.

Disclosed Items

2 Qtr 2016

Excluded from Operating Earnings

	Annuities		Protection		Corporate and Eliminations
		Market Impact on		Market Impact on		Market Impact
	Securities	VA Guaranteed	Securities	Indexed Universal		of Hedges
(in millions, unaudited)	Gains/(Losses) (1)	Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	CIEs (4)	on Investments (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$(4)	$—
Distribution fees	—	—	—	—	—	—
Net investment income	2	—	3	—	30	(19)
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	3	—	—
Total revenues	2	—	3	3	26	(19)
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	2	—	3	3	26	(19)

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	(4)	—	—
Benefits, claims, losses and settlement expenses	—	60	—	—	—	—
Amortization of deferred acquisition costs	—	(2)	—	2	—	—
Interest and debt expense	—	—	—	—	24	—
General and administrative expense	—	—	—	—	1	—
Total expenses	—	58	—	(2)	25	—
Pretax segment income (loss)	2	(58)	3	5	1	(19)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$2	$(58)	$3	$5	$1	$(19)

Included in Operating Earnings

	Asset Management	Annuities	Protection	Corporate			Consolidated
		Market	Auto & Home		Department of
	Resolution of	Impacts	Catastrophe	Resolution of	Labor Implementation	Loss on Sale of	Tax
(in millions, unaudited)	Legal Matter (6)	to DAC/DSIC (7)	Losses (8)	Legal Matter (6)	Costs (9)	Real Estate (10)	Benefit (11)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	(4)	—
Total revenues	—	—	—	—	—	(4)	—
Banking and deposit interest expense	—	—	—	—	—	—	—
Operating total net revenues	—	—	—	—	—	(4)	—

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	37	—	—	—	—
Amortization of deferred acquisition costs	—	(1)	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—
General and administrative expense	9	—	—	14	7	—	—
Operating expenses	9	(1)	37	14	7	—	—
Pretax operating earnings	$(9)	$1	$(37)	$(14)	$(7)	$(4)	$—
Tax benefit							$17

(1)        Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)        Variable annuity guaranteed benefit impacts include:

$61 million net expense related to hedged variable annuity benefits

$3 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)        Indexed universal life benefit impacts include:

$4 million net benefit related to hedged indexed universal life benefits

$2 million increase in DAC amortization resulting from hedged indexed universal life benefits

$3 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)        Reflects revenues and expenses of Consolidated Investment Entities

(5)        The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(6)        Resolution of a legacy legal matter related to the hedge fund business

(7)        Decrease in DAC and DSIC amortization from higher than projected separate account growth

(8)        Total auto and home catastrophe losses for the quarter

(9)        Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard

(10)   Loss associated with the sale of operations center real estate

(11)   Benefit from completion of tax audits from previous years

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2016

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management	Annuities		Protection		Corporate and Eliminations
				Market Impact on		Market Impact on			Market Impact
	Securities	Securities	Securities	VA Guaranteed	Securities	Indexed Universal		Securities	of Hedges
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Gains/(Losses) (1)	Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	CIEs (4)	Gains/(Losses) (1)	on Investments (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$(4)	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—
Net investment income	(1)	(3)	(2)	—	1	—	28	(11)	(40)
Premiums	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	9	—	—	—
Total revenues	(1)	(3)	(2)	—	1	9	24	(11)	(40)
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—
Total net revenues	(1)	(3)	(2)	—	1	9	24	(11)	(40)

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	(16)	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	(33)	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	16	—	6	—	—	—
Interest and debt expense	—	—	—	—	—	—	26	—	—
General and administrative expense	—	—	—	—	—	—	—	—	—
Total expenses	—	—	—	(17)	—	(10)	26	—	—
Pretax segment income (loss)	(1)	(3)	(2)	17	1	19	(2)	(11)	(40)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$(1)	$(3)	$(2)	$17	$1	$19	$(2)	$(11)	$(40)

Included in Operating Earnings

	Annuities		Protection
	Market	Market	Market	Life & Health	Auto & Home
	Impacts	Impacts on	Impacts	Reinsurance Recapture	Catastrophe
(in millions, unaudited)	to DAC/DSIC (6)	SOP Reserves (7)	to DAC/DSIC (6)	and Model Changes (8)	Losses (9)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	6	—
Total revenues	—	—	—	6	—
Banking and deposit interest expense	—	—	—	—	—
Operating total net revenues	—	—	—	6	—

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	1	3	—	(3)	23
Amortization of deferred acquisition costs	5	—	1	3	—
Interest and debt expense	—	—	—	—	—
General and administrative expense	—	—	—	—	—
Operating expenses	6	3	1	—	23
Pretax operating earnings	$(6)	$(3)	$(1)	$6	$(23)

(1)        Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)        Variable annuity guaranteed benefit impacts include:

$34 million net benefit related to hedged variable annuity benefits

$17 million increase in DAC and DSIC amortization resulting from hedged benefits

(3)        Indexed universal life benefit impacts include:

$16 million net benefit related to hedged indexed universal life benefits

$6 million increase in DAC amortization resulting from hedged indexed universal life benefits

$9 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)        Reflects revenues and expenses of Consolidated Investment Entities

(5)        The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(6)        Increase in DAC and DSIC amortization from lower than projected separate account growth

(7)        Market impact on reserves for insurance features in non-traditional contracts

(8)        Reinsurance recapture and other actuarial model updates

(9)        Total auto and home catastrophe losses for the quarter, which were $14 million higher than expectations

Exhibit B

Statistical Supplement Package

(unaudited)

First Quarter 2017

Corporate & Other Segment Details

Ameriprise Financial, Inc.

Corporate Excluding Long Term Care

First Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	1 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%
Corporate Excluding Long Term Care Operating Income Statements
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	1	(6)	(18)	(9)	(11)	1	(11)	(12)	#	(12)	#	(2)	(22)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	1	(1)	4	1	2	1	2	1	#	1	#	1	#
Total revenues	2	(7)	(14)	(8)	(9)	2	(9)	(11)	#	(11)	#	(1)	(13)%
Banking and deposit interest expense	—	—	1	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	2	(7)	(15)	(8)	(9)	2	(9)	(11)	#	(11)	#	(1)	(13)%

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	4	5	5	4	5	4	5	1	25%	1	25%	1	25%
General and administrative expense	48	64	52	62	67	48	67	19	40%	19	40%	5	8%
Operating expenses	52	69	57	66	72	52	72	20	38%	20	38%	6	9%
Pretax operating earnings (loss)	$(50)	$(76)	$(72)	$(74)	$(81)	$(50)	$(81)	$(31)	(62)%	$(31)	(62)%	$(7)	(9)%

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Long Term Care

First Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	1 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%
Long Term Care Operating Income Statements
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	39	39	39	38	39	39	39	—	—	—	—	1	3%
Premiums	27	27	27	29	27	27	27	—	—	—	—	(2)	(7)%
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	66	66	66	67	66	66	66	—	—	—	—	(1)	(1)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	66	66	66	67	66	66	66	—	—	—	—	(1)	(1)%

Expenses
Distribution expenses	(4)	(4)	(31)	(3)	(3)	(4)	(3)	1	25%	1	25%	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	58	60	101	75	58	58	58	—	—	—	—	(17)	(23)%
Amortization of deferred acquisition costs	2	2	59	—	—	2	—	(2)	#	(2)	#	—	—
Interest and debt expense	2	3	2	2	3	2	3	1	50%	1	50%	1	50%
General and administrative expense	7	6	8	7	7	7	7	—	—	—	—	—	—
Operating expenses	65	67	139	81	65	65	65	—	—	—	—	(16)	(20)%
Pretax operating earnings (loss)	$1	$(1)	$(73)	$(14)	$1	$1	$1	$—	—	$—	—	$15	#

# Variance equal to or greater than 100%.

Exhibit C

Statistical Supplement Package

(unaudited)

First Quarter 2017

Non-GAAP Financial Measure Reconciliations

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

First Quarter 2017

						Year-to-date
(in millions unless otherwise noted, unaudited)	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	1 Qtr 2017	2016	2017
Return on Equity
Net income (last twelve months)	$1,533	$1,453	$1,271	$1,314	$1,353	$1,533	$1,353
Less adjustments (1)	(149)	(174)	(154)	(113)	(128)	(149)	(128)
Operating earnings (last twelve months)	$1,682	$1,627	$1,425	$1,427	$1,481	$1,682	$1,481

Total Ameriprise Financial shareholders’ equity (five point quarter end average)	$7,576	$7,355	$7,139	$6,877	$6,684	$7,576	$6,684
Less AOCI, net of tax (five point quarter end average)	472	459	478	426	419	472	419
Total Ameriprise Financial shareholders’ equity excluding AOCI (five point quarter end average)	7,104	6,896	6,661	6,451	6,265	7,104	6,265
Less equity impacts attributable to the consolidated investment entities (five point quarter end average)	170	114	62	27	—	170	—
Operating equity (five point quarter end average)	$6,934	$6,782	$6,599	$6,424	$6,265	$6,934	$6,265

Return on equity excluding AOCI	21.6%	21.1%	19.1%	20.4%	21.6%	21.6%	21.6%
Operating return on equity excluding AOCI	24.3%	24.0%	21.6%	22.2%	23.6%	24.3%	23.6%

Effective Tax Rate
Pretax income	$475	$410	$238	$469	$475	$475	$475
Less adjustments (2)	(22)	(66)	(19)	(66)	(45)	(22)	(45)
Pretax operating earnings	$497	$476	$257	$535	$520	$497	$520

Income tax provision	$111	$75	$23	$69	$72	$111	$72
Operating income tax provision	$119	$97	$30	$92	$88	$119	$88

Effective tax rate	23.3%	18.4%	9.7%	14.5%	15.2%	23.3%	15.2%
Operating effective tax rate	23.9%	20.4%	11.7%	17.2%	16.9%	23.9%	16.9%

(1)  Adjustments reflect the trailing twelve months’ sum of after-tax net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and net income (loss) from consolidated investment entities. After-tax is calculated using the statutory tax rate of 35%.

(2)  Adjustments reflect net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; the market impact on variable annuity guaranteed benefits net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and the impact of consolidated investment entities.

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

First Quarter 2017

(in millions unless otherwise noted, unaudited)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
Long-term Debt Summary
Senior notes	$2,350	$2,350	$2,850	$2,850	$2,850
Junior subordinated notes	229	—	—	—	—
Capital lease obligations	58	55	52	49	47
Fair value of hedges, unamortized discount and debt issuance costs	46	47	32	18	14
Total Ameriprise Financial long-term debt	2,683	2,452	2,934	2,917	2,911
Less fair value of hedges, unamortized discount and debt issuance costs	46	47	32	18	14
Less capital lease obligations	58	55	52	49	47
Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations	$2,579	$2,350	$2,850	$2,850	$2,850

Equity Summary
Total Ameriprise Financial shareholders’ equity	7,067	7,063	6,770	6,292	6,227
Less equity of consolidated investment entities	1	—	—	—	1
Total Ameriprise Financial shareholders’ equity excluding CIEs	$7,066	$7,063	$6,770	$6,292	$6,226

Capital Summary
Total Ameriprise Financial long-term debt	$2,683	$2,452	$2,934	$2,917	$2,911
Total Ameriprise Financial shareholders’ equity	7,067	7,063	6,770	6,292	6,227
Total Ameriprise Financial capital	9,750	9,515	9,704	9,209	9,138
Less equity of consolidated investment entities	1	—	—	—	1
Less fair value of hedges, unamortized discount and debt issuance costs	46	47	32	18	14
Less capital lease obligations	58	55	52	49	47
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs	$9,645	$9,413	$9,620	$9,142	$9,076

Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	27.5%	25.8%	30.2%	31.7%	31.9%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs	26.7%	25.0%	29.6%	31.2%	31.4%

Ameriprise Financial shareholders’ equity	$7,067	$7,063	$6,770	$6,292	$6,227
AOCI	442	638	595	200	219
Retained earnings attributable to CIEs	—	—	—	—	1
AOCI attributable to CIEs	1	—	—	—	—

Ameriprise Financial shareholders’ equity	$7,067	$7,063	$6,770	$6,292	$6,227
Less AOCI	442	638	595	200	219
Ameriprise Financial shareholders’ equity excluding AOCI	$6,625	$6,425	$6,175	$6,092	$6,008

Ameriprise Financial shareholders’ equity	$7,067	$7,063	$6,770	$6,292	$6,227
Less retained earnings attributable to CIEs	—	—	—	—	1
Less AOCI	442	638	595	200	219
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI	$6,625	$6,425	$6,175	$6,092	$6,007